File No. 333-87130    CIK #1025484

                       Securities and Exchange Commission
                           Washington, D.C. 20549

                                 Post-Effective
                               Amendment No. 3 to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

              Van Kampen Focus Portfolios, Taxable Income Series 6
                              (Exact Name of Trust)

                              Van Kampen Funds Inc.
                            (Exact Name of Depositor)

                           1221 Avenue of the Americas
                            New York, New York 10020
          (Complete address of Depositor's principal executive offices)

  VAN KAMPEN FUNDS INC.                               CHAPMAN AND CUTLER LLP
  Attention: Amy R. Doberman                          Attention: Mark J. Kneedy
  1221 Avenue of the Americas                         111 West Monroe Street
  New York, New York 10020                            Chicago, Illinois 60603

               (Name and complete address of agents for service)


    ( X ) Check if it is proposed that this filing will become effective on December 22, 2005 pursuant to paragraph (b) of Rule 485.



                          VAN KAMPEN FOCUS PORTFOLIOS,
                             TAXABLE INCOME SERIES 6

GNMA INCOME PORTFOLIO, SERIES 1

--------------------------------------------------------------------------------
                               PROSPECTUS PART ONE

    NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND

   This series of Van Kampen Focus Portfolios, Taxable Income Series 6 (the "Fund") consists of the underlying unit investment trust described above (the "Trust"). The Trust consists of a portfolio of intermediate or long-term securities. The Trust seeks to provide a high level of current income and to preserve capital.

                              PUBLIC OFFERING PRICE

   The Public Offering Price of the Units of the Trust includes the aggregate bid price of the securities in the Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by the Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                     ESTIMATED CURRENT AND LONG-TERM RETURNS

   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS DECEMBER 22, 2005

                                   VAN KAMPEN

       VAN KAMPEN
       INVESTMENTS
       SHINE




              VAN KAMPEN FOCUS PORTFOLIOS, TAXABLE INCOME SERIES 6

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION

                              AS OF OCTOBER 5, 2005

                         SPONSOR: VAN KAMPEN FUNDS INC.

            EVALUATOR: STANDARD & POOR'S SECURITIES EVALUATIONS, INC.

                   SUPERVISOR: VAN KAMPEN ASSET MANAGEMENT (4)

                          TRUSTEE: THE BANK OF NEW YORK

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                                               GNMA
                                                                                                              INCOME
                                                                                                             PORTFOLIO
                                                                                                           ---------------
GENERAL INFORMATION
Principal Amount (Par Value) of the securities.........................................................   $     17,450,975
Number of Units........................................................................................         43,169,791
Fractional Undivided Interest in Trust per Unit........................................................       1/43,169,791
Public Offering Price:
      Aggregate Bid Price of the securities in Trust...................................................   $  17,651,825.60
      Aggregate Bid Price of the securities per Unit...................................................   $        0.40889
      Sales charge 4.058% (3.90000% of Public Offering Price excluding principal cash)
         for the GNMA Income Portfolio ................................................................   $         .01641
      Principal Cash per Unit..........................................................................   $         .40434
      Public Offering Price per Unit (1)...............................................................   $         .42075
Redemption Price per Unit..............................................................................   $         .40434
Excess of Public Offering Price per Unit over Redemption Price per Unit...............................    $         .01641
Minimum Value of the Trust under which Trust Agreement may be terminated...............................   $      50,000.00
Annual Premium on Portfolio Insurance..................................................................   $             --
Evaluator's Annual Evaluation Fee (3)..................................................................   $         12,224
SPECIAL INFORMATION
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit........................................................   $         .00019
      Less: Estimated Annual Expense excluding Insurance...............................................   $        -.00181
      Less: Annual Premium on Portfolio Insurance......................................................   $             --
      Estimated Net Annual Interest Income per Unit....................................................   $         .00200
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income.............................................................   $         .00200
      Divided by 12....................................................................................   $         .00017
Estimated Daily Rate of Net Interest Accrual per Unit..................................................   $        -.00003
Estimated Current Return Based on Public Offering Price (2)............................................               4.85%
Estimated Long-Term Return (2).........................................................................               3.23%

--------------------------------------------------------------------------------

   (1) Plus accrued interest to the date of settlement (three business days after purchase) of $.00227 for the GNMA Income Portfolio.

   (2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II.

   (3) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of securities per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

   (4) Notwithstanding anything to the contrary in Prospectus Part II, the Supervisor is Van Kampen Asset Management.



             SUMMARY OF ESSENTIAL FINANCIAL INFORMATION (CONTINUED)

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of regular trading on the New York Stock Exchange (the "Exchange") on days the Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

Minimum Principal Distribution...........  $1.00 per Unit
Date of Deposit..........................  September 12, 2002
Supervisor's Annual Supervisory Fee......  Maximum of $.25 per Unit
Sponsor's Annual Bookkeeping
   and Administrative Services Fee.......  Maximum of $.15 per Unit

Record Dates................  10th day of each month.
Distribution Dates..........  25th day of each month.
Trustee's Annual Fee........  $.91 per $1,000 principal amount of securities.




                                    PORTFOLIO

   This Trust consists of those issues listed under "Portfolio" herein, all of which are mortgagebacked securities. See "Portfolio" herein.

                              PER UNIT INFORMATION

                                                                              2003 (1)         2004           2005
                                                                           -------------- -------------  -------------
Net asset value per Unit at beginning of period........................... $         1.02 $        0.83  $        0.58
                                                                           -------------- -------------  -------------
Net asset value per Unit at end of period................................. $         0.83 $        0.58  $        0.42
                                                                           -------------- -------------  -------------
Distributions to Unitholders of investment income including accrued interest paid on Units redeemed (average Units outstanding for
   entire period)......................................................... $         0.05 $        0.04  $        0.03
                                                                           -------------- -------------  -------------
Distributions to Unitholders from security redemption proceeds
   (average Units outstanding for entire period).......................... $         0.23 $        0.24  $        0.16
                                                                           -------------- -------------  -------------
Unrealized appreciation (depreciation) of securities (per Unit outstanding
   at end of period)...................................................... $       (0.02) $        0.02  $          --
                                                                           -------------- -------------  -------------
Distributions of investment income by frequency of payment
      Monthly............................................................. $         0.05 $        0.04  $        0.03
Units outstanding at end of period........................................     65,403,127    52,436,318     43,792,007

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(1)  For the period from September 12, 2002 (date of deposit) through August 31,
     2003.




             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     TO THE BOARD OF DIRECTORS OF VAN KAMPEN FUNDS INC. AND THE UNITHOLDERS OF VAN KAMPEN FOCUS PORTFOLIOS, TAXABLE INCOME SERIES 6:

   We have audited the accompanying statement of condition (including the analysis of net assets) and the related portfolio of Van Kampen Focus Portfolios, Taxable Income Series 6 (GNMA Income Portfolio) as of August 31, 2005, and the related statements of operations and changes in net assets for the period from September 12, 2002 (date of deposit) through August 31, 2003 and the years ended August 31, 2004 and 2005. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trustee and Sponsor, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at August 31, 2005 by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen Focus Portfolios, Taxable Income Series 6 (GNMA Income Portfolio) as of August 31, 2005, and the results of operations and changes in net assets for the period from September 12, 2002 (date of deposit) through August 31, 2003 and the years ended August 31, 2004 and 2005, in conformity with accounting principles generally accepted in the United States of America.

                                                              GRANT THORNTON LLP

   New York, New York
   October 14, 2005



              VAN KAMPEN FOCUS PORTFOLIOS, TAXABLE INCOME SERIES 6

                             STATEMENT OF CONDITION

                                 AUGUST 31, 2005

                                                                                                               GNMA
                                                                                                              INCOME
                                                                                                             PORTFOLIO
                                                                                                            -----------
   Trust property
      Cash  ..............................................................................................  $18,298,832
      Securities at market value, (cost $18,420,209) (note 1).............................................       83,631
      Accrued interest....................................................................................           --
      Receivable for securities sold......................................................................           --
                                                                                                            -----------
                                                                                                            $18,382,463
                                                                                                            -----------
   Liabilities and interest to Unitholders
      Cash overdraft......................................................................................  $    91,296
      Redemptions payable.................................................................................       27,121
      Interest to Unitholders.............................................................................   18,264,046
                                                                                                            -----------
                                                                                                            $18,382,463
                                                                                                            -----------

                             ANALYSIS OF NET ASSETS

   Interest of Unitholders (43,792,007 Units of fractional undivided interest outstanding)
      Cost to original investors of 68,145,344 Units (note 1).............................................  $71,801,108
         Less initial underwriting commission (note 3)....................................................    2,861,427
                                                                                                            -----------
                                                                                                             68,939,681
         Less redemption of Units (24,353,337 Units)......................................................   16,196,756
                                                                                                            -----------
                                                                                                             52,742,925
      Overdistributed net investment income
         Net investment income............................................................................    5,777,855
         Less distributions to Unitholders................................................................    5,859,909
                                                                                                            -----------
                                                                                                                (82,054)
      Realized gain (loss) on security sale or redemption.................................................   (1,252,393)
      Unrealized appreciation (depreciation) of securities (note 2).......................................     (121,377)
      Distributions to Unitholders of security sale or redemption proceeds................................  (33,023,055)
                                                                                                            -----------
            Net asset value to Unitholders................................................................  $18,264,046
                                                                                                            -----------
   Net asset value per Unit (Units outstanding of 43,792,007).............................................  $      0.42
                                                                                                            -----------

        The accompanying notes are an integral part of these statements.


                         GNMA INCOME PORTFOLIO, SERIES 1

                            STATEMENTS OF OPERATIONS

                PERIOD FROM SEPTEMBER 12, 2002 (DATE OF DEPOSIT)
                   THROUGH AUGUST 31, 2003 AND THE YEARS ENDED
                            AUGUST 31, 2004 AND 2005

                                                                                     2003         2004         2005
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $ 2,347,434  $ 2,337,614  $ 1,321,803
      Expenses
         Trustee fees and expenses.............................................        39,434       73,174       53,458
         Evaluator fees........................................................        11,665       19,128       12,224
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................            --       19,913           --
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................        51,099      112,215       65,682
                                                                                 ------------  ------------ -----------
         Net investment income.................................................     2,296,335    2,225,399    1,256,121
   Realized gain (loss) from security sale or redemption
      Proceeds.................................................................    13,343,153   23,605,693   12,255,201
      Cost.....................................................................    13,758,750   24,146,850   12,550,840
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................      (415,597)    (541,157)    (295,639)
   Net change in unrealized appreciation (depreciation) of securities..........    (1,145,685)     918,627      105,681
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   735,053  $ 2,602,869  $ 1,066,163
                                                                                 ============  ============ ===========

                       STATEMENTS OF CHANGES IN NET ASSETS
            PERIOD FROM SEPTEMBER 12, 2002 (DATE OF DEPOSIT) THROUGH
          AUGUST 31, 2003 AND THE YEARS ENDED AUGUST 31, 2004 AND 2005

                                                                                     2003         2004         2005
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $ 2,296,335  $ 2,225,399  $ 1,256,121
      Realized gain (loss) on security sale or redemption......................      (415,597)    (541,157)    (295,639)
      Net change in unrealized appreciation (depreciation) of securities.......    (1,145,685)     918,627      105,681
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       735,053    2,602,869    1,066,163
   Distributions to Unitholders from:
      Net investment income....................................................    (2,266,657)  (2,327,524)  (1,265,728)
      Securities sale or redemption proceeds...................................   (10,873,022) (14,309,231)  (7,840,802)
      Redemption of Units......................................................    (2,460,445)  (9,383,711)  (4,352,600)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................   (14,865,071) (23,417,597) (12,392,967)
   Net asset value to Unitholders
      Beginning of period......................................................       254,540   54,074,610   30,657,013
                                                                                 ------------  ------------ -----------
      Additional Securities purchased from proceeds of Unit sales.............     68,685,141           --           --
                                                                                 ------------  ------------ -----------
      End of period (including undistributed (overdistributed) net investment
         income of $29,678, $(72,477) and $(82,054), respectively)............   $ 54,074,610  $30,657,013  $18,264,046
                                                                                 ============  ============ ===========


        The accompanying notes are an integral part of these statements.





VAN KAMPEN FOCUS PORTFOLIOS, TAXABLE INCOME SERIES 6
GNMA INCOME PORTFOLIO                                                                    PORTFOLIO AS OF AUGUST 31, 2005
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO       AGGREGATE                                                            RATING       FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $     489,211  GNMA Pool
                         6.500% Due 12/31/23                                     NR                       $    509,915
------------------------------------------------------------------------------------------------------------------------
   B        14,351,879  GNMA Pool
                         5.500% Due 01/15/32                                     NR                         14,652,768
------------------------------------------------------------------------------------------------------------------------
   C         3,039,704  GNMA Pool
                         6.000% Due 03/15/32                                     NR                          3,136,149
         -------------                                                                                    -------------
         $  17,880,794                                                                                    $ 18,298,832
         =============                                                                                    =============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of this statement.

(1) The principal amount of securities listed as having the range of maturities shown is an aggregate of individual securities having varying ranges of maturities within that shown. They are listed as one category of securities with a single range of maturities because current market conditions accord no difference in price among the securities grouped together on the basis of the difference in their maturity ranges. At some time in the future, however, the difference in maturity ranges could affect the market value of the individual securities.




                   VAN KAMPEN P-PORTX, TAXABLE INCOME SERIES 6

                          NOTES TO FINANCIAL STATEMENTS

                         AUGUST 31, 2003, 2004 AND 2005

--------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Security Valuation - The securities are stated at the value determined by the Evaluator. The Evaluator may determine the value of the securities (1) on the basis of current bid prices of the Securities obtained from dealers or brokers who customarily deal in Securities comparable to those held by the Trust, (2) on the basis of bid prices for comparable Securities, (3) by determining the value of the Securities by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to the Trust was based on the determination by the Evaluator of the offering prices of the securities on the initial date of deposit (September 12, 2002). Since the valuation is based upon the bid prices, the Trust recognized a downward adjustment of $56,964 on the date of deposit resulting from the difference between the bid and offering prices. This downward adjustment was included in the aggregate amount of unrealized depreciation reported in the financial statements for the Trust for the period ended August 31, 2003.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in the Trust based upon (1) the cash on hand in the Trust or monies in the process of being collected, (2) the securities in the Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - Each Unitholder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at August 31, 2005 is as follows:

   Unrealized Appreciation         $    16,506
   Unrealized Depreciation            (137,883)
                                   -----------
                                   $  (121,377)
                                   ===========

NOTE 3 - OTHER

   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the securities in the portfolio of the Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the securities per Unit on the date of an investor's purchase, plus a sales charge of 3.9% of the Public Offering Price which is equivalent to 4.058% of the aggregate offering price of the securities. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the securities per Unit on the date of an investor's purchase plus a sales charge of 3.9% of the Public Offering Price which is equivalent to 4.058% of the aggregate bid price of the securities.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per 1,000 Units, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating the Trust's portfolio. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS

   During the period from September 12, 2002 (date of deposit) through August 31, 2003 and the years ended August 31, 2004 and 2005, 2,742,217 Units, 12,966,809 Units and 8,644,311 Units, respectively, were presented for redemption.

NOTE 5 - FINANCIAL HIGHLIGHTS

GNMA INCOME PORTFOLIO, SERIES 1

                                                                                               2004           2005
                                                                                           ------------   ------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period....                                               $        0.83  $        0.58
                                                                                           ------------   ------------
   Income from investment operations:
      Net investment income................                                                        0.04           0.03
      Net realized and unrealized gain (loss) on investment transactions (a)                      (0.01)            --
                                                                                           ------------   ------------
   Total from investment operations........                                                        0.03           0.03
                                                                                           ------------   ------------
DISTRIBUTIONS TO UNITHOLDERS FROM:
   Net investment income...................                                                       (0.04)         (0.03)
   Bond sale and redemption proceeds.......                                                       (0.24)         (0.16)
                                                                                           ------------   ------------
   Total distributions to Unitholders......                                                       (0.28)         (0.19)
                                                                                           ------------   ------------
   Net asset value, end of period..........                                               $        0.58  $        0.42
                                                                                           ============   ============
TOTAL RETURN:..............................                                                        6.22%          4.37%
RATIOS AS A PERCENTAGE OF AVERAGE NET ASSETS:
   Expenses................................                                                        0.27%          0.27%
   Net investment income...................                                                        5.31%          5.22%

--------------------------------------------------------------------------------

   (a)Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the year.




                                                                         TISPRO6



                                   Van Kampen
                                   Investments

                              GNMA Income Portfolio

--------------------------------------------------------------------------------

   The GNMA Income Portfolio invests in a portfolio of mortgage-backed securities representing pools of mortgages on 1- to 4-family dwellings guaranteed by the Government National Mortgage Association. The Trust seeks to provide a high level of current income payments. The Trust is a unit investment trust included in the Van Kampen Unit Trusts, Taxable Income Series or Van Kampen Focus Portfolios, Taxable Income Series set forth in Prospectus Part I.

                               Prospectus Part II

                                  December 2004

                       This prospectus contains two parts.

 No one may use this Prospectus Part II unless accompanied by Prospectus Part I.

       You should read this prospectus and retain it for future reference.

--------------------------------------------------------------------------------

   The Securities and Exchange Commission has not approved or disapproved of the Trust Units or passed upon the adequacy or accuracy of this prospectus.

               Any contrary representation is a criminal offense.




THE TRUST
--------------------------------------------------------------------------------

   General. Your Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Initial Date of Deposit among Van Kampen Funds Inc., as Sponsor, J.J. Kenny & Co., Inc., as Evaluator, Van Kampen Asset Management, as Supervisor, and The Bank of New York, as Trustee.

   Your Trust may be an appropriate medium for investors who desire to participate in a portfolio of mortgage-backed securities with greater diversification than they might be able to acquire individually. Diversification of the Trust's assets will not eliminate the risk of loss always inherent in the ownership of securities. For a breakdown of your Trust's portfolio, see "Portfolio" in Prospectus Part I. In addition, securities of the type initially deposited in the portfolio of the Trust are often not available in small amounts.

   On the Initial Date of Deposit, the Sponsor deposited securities with the Trustee. The securities initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the securities, delivered to the Sponsor evidence of ownership of the Units. Unless otherwise terminated as provided herein, the Trust Agreement will terminate at the end of the calender year prior to the fiftieth anniversary of its execution.

   Additional Units of your Trust may be issued at any time by depositing in the Trust (i) additional securities, (ii) contracts to purchase securities together with cash or irrevocable letters of credit or (iii) cash (or a letter of credit or the equivalent) with instructions to purchase additional securities. As additional Units are issued by the Trust, the aggregate value of the securities will be increased and the fractional undivided interest represented by each Unit will be decreased. The Sponsor may continue to make additional deposits into the Trust following the Initial Date of Deposit provided that the additional deposits will be in amounts which will maintain, as nearly as practicable, the same percentage relationship among the principal amounts of securities of specified interest rates and ranges of maturities that existed immediately prior to the subsequent deposit. Investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the deposit and the purchase of the securities and because the Trust will pay the associated brokerage and acquisition costs.

   Each Unit initially offered represents a fractional undivided interest in the principal and net income of the Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

   Objective and Securities Selection. The Trust seeks to provide monthly distributions of interest and principal by investing in a portfolio consisting of fixed-rate mortgage-backed securities representing pools of mortgages on 1- to 4-family dwellings guaranteed by the Government National Mortgage Association (known as "Ginnie Mae"). The Sponsor generally considered the following factors, among others, in selecting the securities:

     o    the types of Ginnie Mae securities available,

     o the prices and yields of the securities relative to other comparable securities, including the extent to which the securities were trading at a premium or discount from their principal value, and

     o    the maturities of the securities.

   There is, of course, no guarantee that your Trust will achieve its objective. The Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of mortgage-backed securities with greater diversification than they might be able to acquire individually. You should not consider this investment if you are uncomfortable with the risks of an unmanaged investment in mortgage-backed securities or want capital appreciation.

   Ginnie Mae Securities. The Trust invests exclusively in Ginnie Mae securities. These securities are backed by mortgage loans. These securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes. Individual loans are pooled together by Ginnie Mae-approved issuers for sale to investors. Commonly referred to as "pass-through" certificates, these securities entitle an investor to an undivided interest in the underlying mortgage loan pool. The investor receives a proportionate share of the interest (reduced by servicing and guaranty fees) and principal on the underlying mortgage loans.

   Payments on Ginnie Mae securities to investors occur monthly. These payments are called "modified pass-through" payments because, through Ginnie Mae's mortgage-backed securities program, money is passed from the borrower through to the investors in the Ginnie Mae securities. It is "modified" because if the amount collected from the borrowers is less than the amount due, the issuer modifies the pass-through to add on an amount from its corporate funds to make the payment complete.

   Each group of Ginnie Mae securities shown in the "Portfolio" in Prospectus
Part I under a specified range of maturities includes individual mortgage-backed securities which have varying ranges of maturities within each range. Each group of securities is shown as one category because current market conditions generally accord no difference in price among the individual Ginnie Mae securities within each group on the basis of the difference in the maturity dates of each security. As long as this market condition prevails, a purchase of Ginnie Mae securities with the same coupon rate and a maturity date within the related range will be considered an acquisition of the same security. In the future, however, the difference in maturity ranges could affect the market value of the individual Ginnie Mae securities. If this happens, any additional purchases by your Trust will take into account the maturities of the individual securities.

   The Government National Mortgage Association, known as Ginnie Mae, was created in 1968 as a wholly owned corporation within the Department of Housing and Urban Development. Through its mortgage-backed securities program, Ginnie Mae seeks to increase the liquidity and efficiency of mortgage loan funding, making more capital available to low and moderate-income homeowners at competitive interest rates.

   The primary function of Ginnie Mae is to operate its mortgage-backed securities (MBS) program. Ginnie Mae helps to ensure mortgage funds are available throughout the United States including in rural and urban areas in which it has been harder to borrow money to buy a home. Ginnie Mae securities are issued by Ginnie Mae-approved private institutions. The mortgages are insured by the Federal Housing Administration, or by the Rural Housing Service, or they are guaranteed by the Department of Veterans Affairs.

   Because of the Ginnie Mae guaranty, investors in Ginnie Mae securities are assured timely payments of scheduled principal and interest due on the pooled mortgages that back their securities. The payments also include any prepayments and early recoveries of principal on the pooled mortgages. These payments are guaranteed even if borrowers or issuers default on their obligation. If the issuer fails to make the payment, Ginnie Mae will make the payment to the investor. Neither Ginnie Mae nor the U.S. government guarantees or insures (1) the market value or yields of Ginnie Mae securities, (2) the Trust or (3) the Units of the Trust in any way.

   Risk Factors. All investments involve risk. This section describes the main risks that can impact the value of the securities in your portfolio. You should understand these risks before you invest. If the value of the securities falls, the value of your Units will also fall. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period.

   Market risk is the risk that the value of the securities in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the principal value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a security's issuer, perceptions of the issuer, or ratings on a security. Even though the Supervisor supervises your portfolio, you should remember that your portfolio is not managed. Your Trust will not sell a security solely because the market value falls as is possible in a managed fund.

   Interest rate risk is the risk that the value of securities will fall if interest rates increase. The securities in your Trust typically fall in value when interest rates rise and rise in value when interest rates fall. Securities with longer periods before maturity are often more sensitive to interest rate changes.

   Credit risk is the risk that a security's issuer is unable to meet its obligation to pay principal or interest on the security. While interest and principal payments on Ginnie Mae securities are backed by the full faith and credit of the U.S. government, the Trust and the Units are not guaranteed or insured by the U.S. government or any government agency. In addition, neither the U.S. government nor Ginnie Mae guarantees the market value or yield on Ginnie Mae securities.

   Prepayment risk is the chance that borrowers prepay their mortgage loans earlier than expected. This reduces the Trust's life and future interest income. Any payment of mortgage debt before it is due is called "prepayment". Most mortgage loans may be prepaid at any time by the borrower without penalty. Each mortgage-backed security payment includes a return of principal as well as interest. Prepayments of the entire mortgage occur when borrowers refinance or sell their homes. They may refinance to consolidate debts or take advantage of lower interest rate mortgages. As interest rates have decreased in recent years, the rate of refinancings has increased significantly, thereby increasing the prepayment risk of mortgage-backed securities. Extra monthly principal payments made near the Trust's inception may significantly reduce the interest amount paid by the borrower to the lender and, therefore, the future amount received by the Trust.

   Your Trust will distribute prepayments of principal to you but your future interest distributions will fall as a result of the prepaid principal. You also might not be able to reinvest this principal at as high a yield. This means that you could receive less than the amount you paid for your Units. If enough principal is prepaid on the securities in your Trust, your Trust could terminate significantly earlier than expected.

   Concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of security. When a certain type of security makes up 25% or more of the Trust, the Trust is considered to be "concentrated" in that security type. Your portfolio concentrates in mortgage-backed securities. You should understand these securities before you invest.

     o These securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes. Individual loans are "pooled" together for sale to investors. As the underlying loans are paid off, investors receive principal and interest payments.

     o The securities represent a pool of loans that pay a fixed rate of interest over the life of the loan.

     o The value of fixed-rate securities generally falls when interest rates rise.

     o Individual loans may be paid off early for various reasons, such as a sale of the home, foreclosure on the mortgage, or a home owner's desire to pay off the loan early to refinance the existing loan or reduce debt. This involves "prepayment risk" discussed above.

   These securities are described in more detail in the previous section titled "Ginnie Mae securities."

   Reduced diversification risk is the risk that your Trust will become smaller and less diversified as securities or their underlying mortgage loans are sold, are prepaid or mature. This could increase your risk of loss and increase your share of Trust expenses.

   Liquidity risk is the risk that the value of a security will fall if trading in the security is limited or absent. No one can guarantee that a liquid trading market will exist for any security because these securities generally trade in the over-the-counter market (they are not listed on a securities exchange).

   Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. Litigation could challenge an issuer's authority to issue or make payments on securities.

   No FDIC Guarantee. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED RETURNS AND
ESTIMATED AVERAGE LIFE
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   The Estimated Current Returns and the Estimated Long-Term Returns as of the date of the "Summary of Essential Financial Information" in Prospectus Part I are set forth therein. These figures are estimates and are designed to be comparative rather than predictive. No one can predict your actual return, which will vary with Unit price, the prepayment of principal on the mortgages underlying the securities, purchases and sales of securities, how long you hold your investment and with changes in the portfolio, interest income and expenses. In addition, neither rate reflects the true return you will receive, which will be lower for various reasons, including, but not limited to, the effect of certain delays in distributions. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of your Trust and with the principal prepayment, purchase, maturity or sale of securities. The Public Offering Price will vary with changes in the price of the securities. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the securities and (2) takes into account the expenses and sales charge associated with Units. Unlike Estimated Current Return, Estimated Long-Term Return reflects maturities, estimated principal prepayments, discounts and premiums of the securities in your Trust. Since the value and estimated retirements of the securities and the expenses of your Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

   In order to calculate estimated returns of your Trust and the estimated average life of the securities, an estimated prepayment rate for the remaining term of the Trust's mortgage pool must be determined. Each of the primary market makers in Ginnie Mae securities uses sophisticated computer models to determine the estimated prepayment rate. These computer models take into account a number of factors and assumptions including: actual prepayment data reported by Ginnie Mae for recent periods on a particular pool, the impact of aging on the prepayment of mortgage pools, the current interest rate environment, the coupon, the housing environment, historical trends on Ginnie Mae securities as a group, geographical factors and general economic trends. In determining the estimated average life of the securities in your Trust, the Sponsor has relied upon the median of the estimated prepayment rates determined by primary market makers. No one can be certain that this estimate will prove accurate or whether the estimated prepayment rates determined by other primary market makers would have provided a better estimate. Any difference between the estimate used and the actual prepayment rate will affect the Estimated Long-Term Return of your Trust.

PUBLIC OFFERING
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   General. Units are offered at the Public Offering Price. The Public Offering Price is based on the aggregate bid price of the securities, the sales charge, cash in the Income and Principal Accounts and accrued interest. The total sales charge is equal to 3.90% of the Public Offering Price per Unit (4.058% of the aggregate bid price of the Securities). The minimum purchase is 1000 Units (250 Units for retirement accounts) but may vary by selling firm. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchases.

     Reducing Your Sales Charge. The Sponsor offers a variety of ways for you to reduce the sales charge that you pay. It is your financial professional's responsibility to alert the Sponsor of any discount when you purchase Units. Before you purchase Units you must also inform your broker-dealer of your qualification for any discount or of any combined purchases to be eligible for a reduced sales charge.

     Fee Accounts. A portion of the sales charge is waived for certain accounts described in this paragraph. Purchases by these accounts are subject only to the portion of the sales charge that is retained by the Sponsor. Please refer to the section called "Fee Accounts" for additional information on these purchases. Units may be purchased in the primary or secondary market at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for brokerage services, financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed ("Fee Accounts"). The Sponsor reserves the right to limit or deny purchases of Units described in this paragraph by investors or selling firms whose frequent trading activity is determined to be detrimental to a Trust.

     Employees. Employees, officers and directors (including their spouses and children under 21 living in the same household, and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession.

   Offering Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus Part I in accordance with fluctuations in the prices of the securities. The price of Units on the Initial Date of Deposit was determined by adding the applicable sales charge to the aggregate offering price of the securities and dividing the sum by the number of Units outstanding. This price determination was made on the basis of an evaluation of the securities prepared by the Evaluator. The Evaluator will value the securities based on the aggregate bid price of the securities as of the Evaluation Time on days the New York Stock Exchange is open for business and will adjust the Public Offering Price of Units accordingly. This Public Offering Price will be effective for all orders received at or prior to the Evaluation Time on each such day. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for trading. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. For secondary market purposes, the computation of the price of securities may be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary.

   The aggregate price of the securities is determined on the basis of bid prices (a) on the basis of current market prices obtained from dealers or brokers who customarily deal in securities comparable to those held by your Trust; (b) if these prices are not available, on the basis of current market prices for comparable securities; (c) by causing the value of the securities to be determined by others engaged in the practice of evaluation, quoting or appraising comparable securities; or (d) by any combination of the above. Market prices of the securities will generally fluctuate with changes in market interest rates.

   A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

   Accrued Interest. Accrued interest is an accumulation of unpaid interest on the securities which generally is paid monthly, although your Trust accrues interest daily. Because of this, your Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units. Unitholders will receive the amount of accrued interest paid on their Units on the next distribution date. In an effort to reduce the accrued interest which would have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account after the First Settlement Date. Accrued interest at any point in time will be greater than the amount of interest actually received by your Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units.

   Unit Distribution. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. The Sponsor will sell Units to broker-dealers and selling agents at the Public Offering Price less a concession or agency commission equal to 2.75% of the Public Offering Price per Unit.

   Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

   Sponsor Compensation. The Sponsor will receive a gross sales commission equal to the total sales charge applicable to each transaction. Any sales charge discount provided to investors will be borne by the selling broker-dealer or agent.

   In addition, the Sponsor will realize a profit or loss, as a result of the difference between the price paid for the securities by the Sponsor and the cost of the securities to the Trust. The Sponsor may also realize profits or losses with respect to securities which were acquired by the Sponsor from underwriting syndicates of which an affiliate was a member. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the securities were acquired. The Sponsor may further realize profit or loss during the initial offering period as a result of possible fluctuations in the market value of the securities since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

   Broker-dealers, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units. Such payments are made by the Sponsor out of its own assets, and not out of the assets of any Trust. These programs will not change the price Unitholders pay for their Units or the amount that the Trust will receive from the Units sold. Approximately every eighteen months the Sponsor holds a business seminar which is open to certain broker-dealers that sell units of trusts it sponsors. The Sponsor pays substantially all costs associated with the seminar, excluding travel costs. Each firm may be invited to send a certain number of representatives based on the gross number of units such firm underwrites during a designated time period.

   Market for Units. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the securities plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of your Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

FEE ACCOUNTS
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   Units may be available for purchase by investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for brokerage services, financial planning, investment advisory or asset management service, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed. You should consult your financial professional to determine whether you can benefit from these accounts. These purchases are subject only to the portion of the sales charge that is retained by the Sponsor, Van Kampen Funds Inc.

   You should consult the "Public Offering--General" section for specific information on this and other sales charge discounts. That section governs the calculation of all sales charge discounts. The Sponsor reserves the right to limit or deny purchases of Units in fee accounts by investors or selling firms whose frequent trading activity is determined to be detrimental to the Trust.

RIGHTS OF UNITHOLDERS
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   Distributions of Interest and Principal. Interest distributions will be made monthly as described below. Principal received by the Trust will be distributed monthly. The Record and Distribution Dates are set forth under "Summary of Essential Financial Information" in Prospectus Part I. In addition, the Trust will generally make required distributions at the end of each year because it is structured as a "regulated investment company" for federal tax purposes.

   Interest received by the Trust, including that part of the proceeds of any disposition of securities which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. After deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unitholder of record as of the First Settlement Date, interest and principal will be distributed on each Distribution Date to Unitholders of record as of the preceding Record Date. All distributions will be net of estimated expenses. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds).

   Because interest payments are not received by the Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of a Record Date. In an effort to minimize fluctuations in interest distributions, the Trustee will estimate the annual interest scheduled to be received on the Securities and will pay a pro rata portion of this amount to Unitholders in connection with monthly interest distributions. The Trustee is also authorized to advance amounts necessary to minimize fluctuations in interest distributions. The Trustee is reimbursed for these advances from funds in the Interest Account. Due to the nature of Ginnie Mae securities, interest distributions will continue to fluctuate, however, this procedure attempts to minimize such fluctuations. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date after the purchase.

   Reinvestment Option. Unitholders may elect to have distributions on their Units automatically reinvested in shares of certain Van Kampen mutual funds which are registered in the Unitholder's state of residence (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives that differ from those of your Trust. The prospectus relating to each Reinvestment Fund describes its investment policies and the procedures to follow to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from the Sponsor.

   After becoming a participant in a reinvestment plan, each Trust distribution will automatically be applied on the applicable Distribution Date to purchase shares of the applicable Reinvestment Fund at a net asset value computed on such date. Unitholders with an existing Planned Reinvestment Option (PRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new PRO account which allows purchases of Reinvestment Fund shares at net asset value. Confirmations of all reinvestments will be mailed to the Unitholder by the Reinvestment Fund. A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing at least five days before the next Distribution Date. Each Reinvestment Fund, its sponsor and investment adviser have the right to terminate its reinvestment plan at any time.

   Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee, at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, such as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Redemption of Units cannot occur until certificates representing the Units or satisfactory indemnity have been received by the Trustee. No later than seven calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

   Under Internal Revenue Service regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations. Any amount withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

   The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the securities as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the securities based on the bid prices of the securities, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the securities by employing any of the methods set forth in "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be canceled.

   The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the securities represented by the Units redeemed. The Trustee may sell securities to cover redemptions. When securities are sold, the size and diversity of your Trust will be reduced. Sales may be required at a time when securities would not otherwise be sold and might result in lower prices than might otherwise be realized.

   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the securities is not reasonably practicable, or for other periods as the SEC may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

   Exchange Option. When you redeem Units of your Trust or when your Trust terminates, you may be able to exchange your Units for units of other Van Kampen unit trusts at a reduced sales charge. You should contact your financial professional for more information about trusts currently available for exchanges. Before you exchange Units, you should read the prospectus of the new trust carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. We may discontinue this option at any time.

   Units. Ownership of Units is evidenced in book entry form unless a Unitholder makes a written request to the Trustee that ownership be in certificate form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation and surrender of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, or certificate transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guaranty program accepted by the Trustee. The Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Although no such charge is now made, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

   Reports Provided. Unitholders will receive a statement of interest, principal and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of your Trust will be audited annually by independent certified public accountants and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the securities, actual Trust distributions, Trust expenses, a list of the securities and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the securities upon request to the Trustee. If you have questions regarding your account or your Trust, please contact your financial adviser or the Trustee. The Sponsor does not have access to individual account information.

TRUST ADMINISTRATION
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     Sponsor. Van Kampen Funds Inc. is the Sponsor of your Trust. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $92 billion under management or supervision as of October 31, 2004. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. As of September 30, 2004, the total stockholders' equity of Van Kampen Funds Inc. was $222,914,037 (unaudited).

     Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor. If we fail to or cannot perform our duties under the trust agreement or become bankrupt, the Trustee may appoint a new sponsor, continue to operate your Trust without a sponsor, or terminate your Trust and distribute the liquidation proceeds.

   Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 221-7668. If you have questions regarding your account or your Portfolio, please contact the Trustee at its principal unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

   Portfolio Administration. Your Trust is not a managed fund and, except as provided in the Trust Agreement, securities generally will not be sold or replaced. The Sponsor may, however, direct that securities be sold in certain limited situations to protect your Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the securities or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell securities designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating securities to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue securities in exchange or substitution for the securities. The Trustee will promptly notify Unitholders of any exchange or substitution. The Sponsor may also instruct the Trustee to take action necessary to ensure that the Trust continues to satisfy the qualifications of a regulated investment company and to avoid imposition of tax on undistributed income of the Trust. The Information Supplement contains a more detailed description of circumstances in which securities may be sold or replaced. See "Additional Information".

   Replacement Securities. No assurance can be given that the Trust will retain its present size or composition because securities may be sold or mature and principal will be paid and pre-paid from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any security that has been purchased under a contract ("Failed Securities"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other securities ("Replacement Securities") to make up the original portfolio of the Trust. Replacement Securities must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Securities. The Replacement Securities must (i) be mortgage-backed securities of the modified pass-through type issued by the Government National Mortgage Association which maintain as far as practicable the original percentage relationship between the principal amounts of Securities of specified interest rates and ranges of maturity in the Trust, and (ii) not be "when, as and if issued" obligations or restricted securities. The Trustee shall notify all Unitholders of the Trust within five days after the acquisition of a Replacement Security and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Security exceeded the cost of the Replacement Security plus accrued interest. If Failed Securities are not replaced, the Sponsor will refund the sales charge attributable to the Failed Securities to all Unitholders of the Trust and will instruct the Trustee to distribute the principal and accrued interest (at the coupon rate of the Failed Securities to the date of removal from the Trust) attributable to the Failed Securities within 30 days after removal. If Failed Securities are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Securities.

   Amendment of Trust Agreement. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of securities in addition to or in substitution for any of the securities initially deposited in the Trust, except in limited cases. The Trustee will notify Unitholders of any amendment.

   Termination of Trust Agreement. The Trust will terminate upon the maturity, prepayment, sale or other disposition of the last security held in the Trust. The Trust may also be terminated at any time by consent of Unitholders of 66 2/3% of the Units then outstanding or by the Trustee when the value of the Trust is less than 40% of the principal amount of Securities at the time of deposit. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining securities. The sale of securities upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of securities per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of the Trust. See "Additional Information".

   Limitation on Liabilities. The Sponsor, Supervisor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the securities, on it as Trustee under the Trust Agreement or on the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
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   This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

   Trust Status. The Trust intends to qualify as a "regulated investment company" under the federal tax laws. If the Trust qualifies as a regulated investment company and distributes its income as required by the tax law, the Trust generally will not pay federal income tax.

   Distributions. Trust distributions are generally taxable. At the end of each year, you will receive a tax statement that separates your Trust's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate. However, under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain ordinary income dividends paid by the Trust may qualify to be taxed at the same new rates that apply to net capital gain (as discussed below), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Trust itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. The Trust will provide notice to Unitholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the new capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Units. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your portfolio is not affected by whether you reinvest your distributions or receive them in cash. The income from the Trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   Dividends Received Deduction. A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to many dividends received from the Trust, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Units that are attributable to dividends received by the Trust from certain domestic corporations may be designated by the Trust as being eligible for the dividends received deduction.

   If You Sell or Redeem Units. If you sell or redeem your Units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Units from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units.

   Taxation of Capital Gains and Losses. Under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years ending on or after May 6, 2003 and beginning before January 1, 2009. However, special effective date provisions are set forth in the Tax Act. For example, there are special transition rules provided with respect to gain properly taken into account for the portion of the taxable year before May 6, 2003. For periods not covered by the reduced rates under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000 with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you receive a capital gain dividend from your Trust and sell your Unit at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordinary income in special situations.

   Deductibility of Trust Expenses. Expenses incurred and deducted by the Trust will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Trust expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

   Foreign Tax Credit. If your Trust invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Trust paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Trust paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

EXPENSES
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   General. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts.

   Sponsor, Supervisor, Evaluator and Trustee. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing administrative services and for providing portfolio supervisory services for the Trust. These fees may exceed the actual costs of providing these services for the Trust but the total amount received for providing these services to all Van Kampen unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating the Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I. Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of securities and Units on the Initial Date of Deposit and each month thereafter for the first year and as of the close of business on January 1 for each year thereafter.

   Miscellaneous Expenses. The following additional charges are or may be incurred by the Trust: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trust without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the securities in the Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trust and (h) costs incurred to reimburse the Trustee for advancing funds to the Trust to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). The Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trust. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell securities to pay such amounts.

ADDITIONAL INFORMATION
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   This prospectus does not contain all the information set forth in the registration statement filed by your Trust with the SEC. The Information Supplement, which has been filed with the SEC and is incorporated herein by this reference, includes more detailed information concerning the securities in your Trust, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

OTHER MATTERS
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   Legal Matters. The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Winston & Strawn LLP has acted as counsel to the Trustee.

   Independent Registered Public Accounting Firm. The financial statements and the related portfolio included herein have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report herein, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.




  o Contents of Prospectus Part II
    The Trust.......................................A-2
    Estimated Returns and Estimated Average Life....A-4
    Public Offering.................................A-5
    Fee Accounts....................................A-8
    Rights of Unitholders...........................A-8
    Trust Administration...........................A-10
    Federal Tax Status.............................A-12
    Expenses.......................................A-14
    Additional Information.........................A-14
    Other Matters..................................A-15

  o Daily Prices
    (1)  Call our 24-Hour Pricing Line
         (800) 953-6785
    (1) Visit our Unit Trusts Internet Pricing Page http://www.vankampen.com

  o Account Questions
    (1)  Contact the Trustee
         (800) 221-7668

  o Learning More About Unit Trusts
    (1)  Contact Van Kampen
         (630) 684-6000
    (1) Visit our Unit Trusts Internet Product Page http://www.vankampen.com

  o Additional Information
    You may obtain an Information Supplement that provides more details about your trust and its policies.
    (1) Visit the SEC Internet Site
         http://www.sec.gov
    (1)  Contact the Trustee
         (800) 221-7668

                                                                     -----------



                                   Van Kampen
                                   Investments

                               Prospectus Part II

                                  December 2004

                              GNMA Income Portfolio



                              Van Kampen Funds Inc.




                                   Van Kampen
                                   Investments

                             Information Supplement

                              GNMA Income Portfolio

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   This Information Supplement provides additional information concerning the risks and operations of the Trust which is not described in the prospectus for the Trust. This Information Supplement should be read in conjunction with the prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in the Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor's unit investment trust division at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by contacting your broker. All capitalized terms have been defined in the prospectus.

                                Table of Contents

                                                                  Page

   Ginnie Mae Securities........................................    2
   Risk Factors.................................................    4
   Portfolio Administration.....................................    5
   Sponsor Information..........................................    6
   Trustee Information..........................................    6
   Termination of the Trust Agreement...........................    7


                              Ginnie Mae Securities

    The Ginnie Mae securities included in the Trust are backed by the indebtedness secured by underlying mortgage pools of up to 30 year mortgages on 1- to 4-family dwellings. The securities are often referred to simply as "Ginnie Maes." The pool of mortgages which is to underlie a particular new issue of Ginnie Mae securities is assembled by the proposed issuer of such Ginnie Mae securities. The issuer is typically a mortgage banking firm, and in every instance must be a mortgagee approved by and in good standing with the Federal Housing Administration ("FHA"). In addition, Ginnie Mae imposes its own criteria on the eligibility of issuers, including a net worth requirement.

    The mortgages which are to comprise a new Ginnie Mae pool may have been originated by the issuer itself in its capacity as a mortgage lender or may be acquired by the issuer from a third party, such as another mortgage banker, a banking institution, the Veterans Administration ("VA") (which in certain instances acts as a direct lender and thus originates its own mortgages) or one of several other governmental agencies. All mortgages in any given pool will be insured under the National Housing Act, as amended ("FHA-insured"), or Title V of the Housing Act of 1949 ("FMHA Insured") or guaranteed under the Servicemen's Readjustment Act of 1944, as amended, or Chapter 37 of Title 38, U.S.C. ("VA-guaranteed"). Such mortgages will have a date for the first scheduled monthly payment of principal that is not more than one year prior to the date on which Ginnie Mae issues its guaranty commitment as described below, will have comparable interest rates and maturity dates, and will meet additional criteria of Ginnie Mae. All mortgages in the pools backing the Ginnie Mae securities contained in the Trust are mortgages on 1- to 4-family dwellings (having a stated maturity of up to 30 years for securities in the Trust but an estimated average life of considerably less. In general, the mortgages in these pools provide for equal monthly payments over the life of the mortgage (aside from prepayments) designed to repay the principal of the mortgage over such period, together with interest at the fixed rate on the unpaid balance.

    To obtain Ginnie Mae approval of a new pool of mortgages, the issuer will file with Ginnie Mae an application containing information concerning itself, describing generally the pooled mortgages, and requesting that Ginnie Mae approve the issue and issue its commitment (subject to Ginnie Mae's satisfaction with the mortgage documents and other relevant documentation) to guarantee the timely payment of principal of and interest on the Ginnie Mae securities to be issued by the issuer. If the application is in order, Ginnie Mae will issue its commitment and will assign a Ginnie Mae pool number to the pool. Upon completion of the required documentation (including detailed information as to the underlying mortgages, a custodial agreement with a Federal or state regulated financial institution satisfactory to Ginnie Mae pursuant to which the underlying mortgages will be held in safekeeping, and a detailed guaranty agreement between Ginnie Mae and the issuer), the issuance of the Ginnie Mae securities is permitted. When the Ginnie Mae securities are issued, Ginnie Mae will endorse its guarantee thereon. The aggregate principal amount of Ginnie Mae securities issued will be equal to the then aggregate unpaid principal balances of the pooled mortgages. The interest rate borne by the Ginnie Mae securities is currently fixed at 1/2 of 1% below the interest rate of the pooled 1- to 4-family mortgages, the differential being applied to the payment of servicing and custodial charges as well as Ginnie Mae's guaranty fee.

    Ginnie Mae IIs consist of jumbo pools of mortgages from more than one issuer. By allowing pools to consist of multiple issuers, it allows for larger and more geographically diverse pools. Unlike Ginnie Mae Is, which have a minimum pool size of $1 million, Ginnie Mae IIs have a minimum pool size of $7 million. In addition, the interest rates on the mortgages within the Ginnie Mae II pools will vary unlike the mortgages within pools in Ginnie Mae Is which all have the same rate. The rates on the mortgages will vary from 1/2 of 1% to 1.50% above the coupon rate on the Ginnie Mae security, which is allowed for servicing and custodial fees as well as the Ginnie Mae's guaranty fee. The major advantage of Ginnie Mae IIs lies in the fact that a central paying agent sends one check to the holder on the required payment date. This greatly simplifies the current procedure of collecting distributions from each issuer of a Ginnie Mae, since such distributions are often received late.

    All of the Ginnie Mae securities in the Trust, including the Ginnie Mae IIs, are of the "fully modified pass-through" type, i.e., they provide for timely monthly payments to the registered holders thereof (including the Trust) of their pro rata share of the scheduled principal payments on the underlying mortgages, whether or not collected by the issuers, including, on a pro rata basis, any prepayments of principal of such mortgages received and interest (net of the servicing and other charges described above) on the aggregate unpaid principal balance of such Ginnie Mae securities, whether or not the interest on the underlying mortgages has been collected by the issuers.

    The Ginnie Mae securities in the Trust are guaranteed as to timely payment of principal and interest by Ginnie Mae. Funds received by the issuers on account of the mortgages backing the Ginnie Mae securities in the Trust are intended to be sufficient to make the required payments of principal of and interest on such Ginnie Mae securities but, if such funds are insufficient for that purpose, the guaranty agreements between the issuers and Ginnie Mae require the issuers to make advances sufficient for such payments. If the issuers fail to make such payments, Ginnie Mae will do so.

    Ginnie Mae is authorized by Section 306(g) of Title III of the National Housing Act to guarantee the timely payment of and interest on securities which are based on or backed by a Trust or pool composed of mortgages insured by FHA, the Farmers' Home Administration ("FMHA") or guaranteed by the VA. Section 306(g) provides further that the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under such subsection. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." Any statement that a particular security is backed by the full faith and credit of the United States is based upon the opinion of an assistant attorney general of the United States and should be so construed. Ginnie Mae is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under such guaranties.

    Ginnie Mae securities are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages and, except to the extent of funds received by the issuers on account of such mortgages, Ginnie Mae securities do not constitute a liability of nor evidence any recourse against such issuers, but recourse thereon is solely against Ginnie Mae. Holders of Ginnie Mae securities (such as the Trust) have no security interest in or lien on the underlying mortgages.

    The Ginnie Mae guaranties referred to herein relate only to payment of principal of and interest on the Ginnie Mae securities in the Trust and not to the Units offered hereby.

    Monthly payments of principal will be made, and additional prepayments of principal may be made, to each Trust in respect of the mortgages underlying the Ginnie Mae securities in the Trust. All of the mortgages in the pools relating to the Ginnie Mae securities in the Trust are subject to prepayment without any significant premium or penalty at the option of the mortgagors. While the mortgages on 1- to 4-family dwellings underlying the Ginnie Mae securities have a stated maturity of up to 30 years for the Trust, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, refinancings and payments from foreclosures, is considerably less.

    In the mid-1970's, published yield tables for Ginnie Mae securities utilized a 12- year average life assumption for Ginnie Mae pools of 26-30 year mortgages on 1- to 4-family dwellings. This assumption was derived from the FHA experience relating to prepayments on such mortgages during the period from the mid-1950's to the mid-1970s. This 12-year average life assumption was calculated in respect of a period during which mortgage lending rates were fairly stable. The assumption is no longer an accurate measure of the average life of Ginnie Mae Securities or their underlying single family mortgage pools. Recently it has been observed that mortgages issued at high interest rates have experienced accelerated prepayment rates which would indicate a significantly shorter average life than 12 years. Today, research analysts use complex formulae to scrutinize the prepayments of mortgage pools in an attempt to predict more accurately the average life of Ginnie Mae Securities.

    A number of factors, including homeowner's mobility, change in family size and mortgage market interest rates will affect the average life of the Ginnie Mae securities in the Trust. For example, Ginnie Mae securities issued during a period of high interest rates will be backed by a pool of mortgage loans bearing similarly high rates. In general, during a period of declining interest rates, new mortgage loans with interest rates lower than those charged during periods of high rates will become available. To the extent a homeowner has an outstanding mortgage with a high rate, he may refinance his mortgage at a lower interest rate or he may rapidly repay his old mortgage. Should this happen, a Ginnie Mae issued with a high interest rate may experience a rapid prepayment of principal as the underlying mortgage loans prepay in whole or in part. Accordingly, there can be no assurance that the prepayment levels which will be actually realized will conform to the estimates or experience of the FHA, other mortgage lenders, dealers or market makers or other Ginnie Mae investors. It is not possible to meaningfully predict prepayment levels regarding the Ginnie Mae securities in the Trust. The termination of the Trust might be accelerated as a result of prepayments made as described herein.

                                  Risk Factors

    An investment in Units of the Trust should be made with an understanding of the risks which an investment in fixed rate long-term debt obligations may entail, including the risk that the value of the underlying securities and hence of the Units will decline with increases in interest rates. The value of the underlying securities will fluctuate inversely with changes in interest rates. In addition, the potential for appreciation of the underlying securities, which might otherwise be expected to occur as a result of a decline in interest rates, may be limited or negated by increased principal prepayments in respect of the underlying mortgages. For example, the high inflation during certain periods, together with the fiscal measures adopted to attempt to deal with it, has resulted in wide fluctuations in interest rates and, thus, in the value of fixed rate long-term debt obligations generally. The sponsor cannot predict whether such fluctuations will continue in the future.

    The portfolio of the Trust consists of Ginnie Mae securities (or contracts to purchase Ginnie Mae securities) fully guaranteed as to payments of principal and interest by Ginnie Mae. Each group of Ginnie Mae securities described herein as having a specified range of maturities includes individual mortgage-backed securities which have varying ranges of maturities within each range set forth under "Portfolio" in the prospectus. Current market conditions accord little or no difference in price among individual Ginnie Mae securities with the same coupon within certain ranges of stated maturity dates on the basis of the difference in the maturity dates of each Ginnie Mae security. A purchase of Ginnie Mae securities with the same coupon rate and maturity date within such range will be considered an acquisition of the same security for additional deposits. In the future, however, the difference in maturity ranges could affect market value of the individual Ginnie Mae securities. At such time, any additional purchases by the Trust will take into account the maturities of the individual securities.

    The Trust may contain securities which were acquired at a market discount. Such securities trade at less than par value because the interest coupons thereon are lower than interest coupons on comparable debt securities being issued at currently prevailing interest rates. If such interest rates for newly issued and otherwise comparable securities increase, the market discount of previously issued securities will become greater, and if such interest rates for newly issued comparable securities decline, the market discount of previously issued securities will be reduced, other things being equal. Investors should also note that the value of Ginnie Mae securities purchased at a market discount will increase in value faster than Ginnie Mae securities purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of Ginnie Mae securities purchased at a market discount will decrease faster than Ginnie Mae securities purchased at a premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Ginnie Mae securities and the prepayment benefit for lower yielding, discount Ginnie Mae securities will be reduced. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the securities. The Trust may contain securities which were acquired at a market premium. Such securities trade at more than par value because the interest coupons thereon are higher than interest coupons on comparable debt securities being issued at currently prevailing interest rates. If such interest rates for newly issued and otherwise comparable securities decrease, the market premium of previously issued securities will be increased, and if such interest rates for newly issued comparable securities increase, the market premium of previously issued securities will be reduced, other things being equal. The current returns of securities trading at a market premium are initially higher than the current returns of comparably rated debt securities of a similar type issued at currently prevailing interest rates because premium securities tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium security at par or early prepayments of principal will result in a reduction in yield. Prepayments of principal on securities purchased at a market premium are more likely than prepayments on securities purchased at par or at a market discount and the level of prepayments will generally increase if interest rates decline. Market premium attributable to interest changes does not indicate market confidence in the issue.

    The mortgages underlying a Ginnie Mae security may be prepaid at any time without penalty. A lower or higher current return on Units may occur depending on a variety of factors such as whether the price at which the respective Ginnie Mae securities were acquired by the Trust is lower or higher than par. During periods of declining interest rates, prepayments of Ginnie Mae securities may occur with increasing frequency because, among other reasons, mortgagors may be able to refinance their outstanding mortgages at lower interest rates. In such a case, principal will be distributed to Unitholders who cannot reinvest such principal distributions in other securities at an attractive yield.

    Additional Deposits. The Trust Agreement authorizes the sponsor to increase the size of a Trust and the number of Units thereof by the deposit of additional securities, or cash (including a letter of credit) with instructions to purchase additional securities, in such Trust and the issuance of a corresponding number of additional Units. If the sponsor deposits cash, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the cash deposit and the purchase of the securities and because a Trust will pay the associated brokerage fees.

                            Portfolio Administration

    The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the securities designated by the Supervisor as the Trustee in its sole discretion may deem necessary. The Supervisor, in designating such securities, will consider a variety of factors, including (a) interest rates, (b) market value and (c) marketability.

    The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the securities to issue new securities in exchange or substitution for any security, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such security or (2) in the opinion of the Supervisor the issuer will probably default with respect to such security in the reasonably foreseeable future. Any security so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying securities, the Trustee is required to give notice thereof to each Unitholder, identifying the securities eliminated and the securities substituted therefor. Except as stated herein and under "Trust Administration--Replacement Securities" in the prospectus regarding the substitution of Replacement Securities for Failed Securities, the acquisition by the Trust of any securities other than the securities initially deposited is not permitted.

                               Sponsor Information

     Van Kampen Funds Inc. is the Sponsor of the Trusts. Van Kampen Funds Inc. is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $92 billion under management or supervision as of October 31, 2004. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. As of September 30, 2004, the total stockholders' equity of Van Kampen Funds Inc. was $222,914,037 (unaudited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

     Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

     If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                               Trustee Information

   The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of, and the certificates issued by the Trusts to, every Unitholder of the Trusts. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in the Trusts.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and bonds of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       Termination of the Trust Agreement

    The Trust may be terminated at any time by consent of Unitholders representing 66 2/3% of the Units of the Trust then outstanding or by the Trustee when the value of the Trust is less than 40% of the original principal amount of securities.

    The Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Sponsor so that the net worth of the Trust would be reduced to less than 40% of the initial principal amount of the Trust. If the Trust is liquidated because of the redemption of unsold Units by the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser.

    The Trust Agreement provides that the Trust shall terminate upon the maturity, prepayment, sale or other disposition of the last security held in the Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement. In the event of termination of the Trust, written notice thereof will be sent by the Trustee to each Unitholder at his address appearing on the registration books of the Trust maintained by the Trustee, such notice specifying the time or times at which the Unitholder may surrender his certificate or certificates for cancellation. Within a reasonable time thereafter the Trustee shall liquidate any securities then held in the Trust and shall deduct from the funds of the Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholders shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.



                                                                         TISPRO6

                               PROSPECTUS PART II

                                 SEPTEMBER 2005


                     VAN KAMPEN MERRITT INSURED INCOME TRUST

                VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUST

                VAN KAMPEN FOCUS PORTFOLIOS INSURED INCOME TRUST

               VAN KAMPEN FOCUS PORTFOLIOS, TAXABLE INCOME SERIES

                         VAN KAMPEN INSURED INCOME TRUST

                  VAN KAMPEN UNIT TRUSTS, TAXABLE INCOME SERIES




                       This prospectus contains two parts.

 No one may use this Prospectus Part II unless accompanied by Prospectus Part I.

       YOU SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

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   The Securities and Exchange Commission has not approved or disapproved of the Trust Units or passed upon the adequacy or accuracy of this prospectus.

               Any contrary representation is a criminal offense.



         VAN KAMPEN
         INVESTMENTS
         SHINE



THE TRUST
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     GENERAL. Each Trust is a unit investment trust issued under the name Van Kampen Unit Trusts, Taxable Income Series, Van Kampen Focus Portfolios Taxable Income Series, Van Kampen Merritt Insured Income Trust, Van Kampen American Capital Insured Income Trust, Van Kampen Insured Income Trust or Van Kampen Focus Portfolios Insured Income Trust. Your Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Van Kampen Funds Inc., as Sponsor, Standard & Poor's Securities Evaluations, Inc., as Evaluator, Van Kampen Asset Management, as Supervisor, and The Bank of New York, as Trustee, or their predecessors.

    Your Trust may be an appropriate medium for investors who desire to participate in a portfolio of taxable fixed income securities issued after July 18, 1984 with greater diversification than they might be able to acquire individually. Diversification of a Trust's assets will not eliminate the risk of loss always inherent in the ownership of bonds. For a breakdown of your trust's portfolio, see "Portfolio" in Prospectus Part I. In addition, bonds of the type initially deposited in the portfolio of a Trust are often not available in small amounts and may, in the case of any privately placed bonds, be available only to institutional investors.

     On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units. A Trust that holds primarily long-term bonds, as described on the cover of Prospectus Part I, is referred to herein as a "Long-Term Trust". A Trust that holds primarily intermediate-term bonds, as described on the cover of Prospectus Part I, is referred to herein as an "Intermediate-Term Trust". A Trust that holds a portfolio of bonds with "laddered" maturities, as described on the cover of Prospectus Part I, is referred to herein as a "Laddered Trust". A Trust that holds only insured bonds are referred to herein as "Insured Trusts". Unless otherwise terminated as provided herein, the Trust Agreement will terminate at the end of the calender year prior to the fiftieth anniversary of its execution in the case of a Long-Term Trust or a Laddered Trust and at the end of the calender year prior to the twentieth anniversary of its execution in the case of an Intermediate-Term Trust.

     Each Unit initially offered represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in a Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

     OBJECTIVE AND BOND SELECTION. The objective of a Long-Term Trust is to provide income and conservation of capital by investing in a professionally selected portfolio primarily consisting of long-term bonds. The objective of an Intermediate-Term Trust is to provide income and conservation of capital by investing in a professionally selected portfolio primarily consisting of intermediate-term bonds. The objective of a Laddered Trust is to provide income and conservation of capital by investing in a professionally selected portfolio consisting of bonds with laddered maturities of approximately 10, 15, 20, 25 and 30 years from the Date of Deposit. There is, of course, no guarantee that a Trust will achieve its objective. Your Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of fixed income bonds with greater diversification than they might be able to acquire individually.

     In selecting bonds for each Trust, the Sponsor considered the following factors, among others: (a) either the Standard & Poor's rating of the bonds was not less than "BBB-", or the Moody's Investors Service, Inc. ("Moody's") rating of the bonds was not less than "Baa3", including provisional or conditional ratings, respectively, (or, if not rated, the bonds had credit characteristics sufficiently similar to the credit characteristics of interest-bearing bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor), (b) the prices of the bonds relative to other bonds of comparable quality and maturity, (c) the diversification of bonds as to purpose of issue and location of issuer and (d) with respect to the Insured Trusts, the availability and cost of insurance. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the bond (see "Trust Administration--Portfolio Administration"). In particular, the ratings of the bonds in an Investment Grade Trust or a Long-Term Investment Grade Trust could fall below "investment grade" (i.e., below "BBB-" or "Baa3") during the Trust's life and the Trust could continue to hold the bonds. See "The Trusts--Risk Factors".

     Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in an Insured Trust has been obtained from a bond insurance company. For information relating to insurance on the bonds, see "Insurance on the Bonds in an Insured Trust". Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for the insurance obtained by an Insured Trust unless bonds are in default in payment of principal or interest or in significant risk of such default. See "Public Offering--Offering Price".

    In order for bonds to be eligible for insurance, they must have credit characteristics which would qualify them for at least the Standard & Poor's rating of "BBB-" or at least the Moody's Investors Service, Inc. rating of "Baa3", which in brief represent the lowest ratings for securities of investment grade (see "Description of Ratings" in the Information Supplement). Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security. If an issue is accepted for insurance, a non-cancelable policy for the prompt payment of interest and principal on the bonds, when due, is issued by the insurer. A monthly premium is paid by a Trust for the insurance obtained by it. The Trustee has the right to obtain permanent insurance from a Portfolio Insurer in connection with the sale of a bond insured under the insurance policy obtained from the respective Portfolio Insurer by a Trust upon the payment of a single predetermined insurance premium from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. All bonds insured by a Portfolio Insurer or by a Preinsured Bond Insurer receive a "AAA" rating by Standard & Poor's. Standard & Poor's describes securities it rates "AAA" as having "the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong." See "Insurance on the Bonds in an Insured Trust".

     RISK FACTORS. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

     Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

     Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

     Credit risk is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond.

     Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. Some or all of the bonds may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used, and various other events. The call provisions are described in general terms in Prospectus Part I. Additional discussion of call provisions appears in the Information Supplement.

     Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating. Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. The different bond types are described in the following manner.

     Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

     Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

     Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. Litigation could challenge an issuer's authority to issue or make payments on bonds.

     TAXABLE MUNICIPAL BONDS. Your Trust may invest significantly or exclusively in taxable municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, the Sponsor seeks to diversify your portfolio by bond purpose. This section briefly describes different bond types to help you better understand your investment. The types of bonds in your portfolio are listed in Prospectus Part I. These bonds are also described in greater detail in the Information Supplement.

     General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

     Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

     Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

     Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

     Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

     Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, cost of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

     Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

     Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

     Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

     Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

     Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

     Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

     Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

     Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

     Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax. to pay these bonds. If the tax cannot support payment or interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse affect on these bonds.

     Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

     Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

     Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

     Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

   CONSUMER PRODUCT AND RETAIL ISSUERS. Your Trust may invest significantly in bonds issued by companies that manufacture or sell various consumer products. General risks of these companies include the general state of the economy, intense competition and consumer spending trends. A decline in the economy which results in a reduction of consumers' disposable income can negatively impact spending habits. Competitiveness in the retail industry will require large capital outlays for the installation of automated checkout equipment to control inventory, track the sale of items and gauge the success of sales campaigns. Retailers who sell their products over the Internet have the potential to access more consumers, but will require sophisticated technology to remain competitive.

   FINANCIAL SERVICES COMPANIES. Your Trust may invest significantly in bonds issued by financial services companies. Any negative impact on this industry will have a greater impact on the value of Units than on a portfolio diversified over several industries. You should understand the risks of this industry before you invest. Banks and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, banks and their holding companies are extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

   Banks will face increased competition from nontraditional lending sources as regulatory changes, such as the Gramm-Leach-Bliley financial services overhaul legislation, permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data. Banks are already facing tremendous pressure from mutual funds, brokerage firms and other financial service providers in the competition to furnish services that were traditionally offered by banks.

   Companies engaged in investment management and broker-dealer activities are subject to volatility in their earnings and share prices that often exceeds the volatility of the securities markets in general. Adverse changes in the direction of the securities markets, investor confidence, equity transaction volume, the level and direction of interest rates and the outlook of emerging markets could adversely affect the financial stability of these companies. Additionally, competitive pressures, including increased competition with new and existing competitors, the ongoing commoditization of traditional businesses and the need for increased capital expenditures on new technology could adversely impact the profit margins of companies in the investment management and brokerage industries. Companies involved in investment management and broker-dealer activities are also subject to extensive regulation by government agencies and self-regulatory organizations, and changes in laws, regulations or rules, or in the interpretation of such laws, regulations and rules could adversely affect such companies.

   Companies involved in the insurance, reinsurance and risk management industry underwrite, sell or distribute property, casualty and business insurance. Many factors affect insurance, reinsurance and risk management company profits, including interest rate movements, the imposition of premium rate caps, a misapprehension of the risks involved in given underwritings, competition and pressure to compete globally, weather catastrophes or other disasters and the effects of client mergers. Already extensively regulated, insurance companies' profits may be adversely affected by increased government regulations or tax law changes.

     TELECOMMUNICATIONS COMPANIES. Your Trust may invest significantly in bonds issued by telecommunications companies. These companies are subject to substantial governmental regulation. For example, the United States government and state governments regulate permitted rates of return and the kinds of services that a company may offer. This industry has experienced substantial deregulation in recent years. Deregulation may lead to fierce competition for market share and can have a negative impact on certain companies. Recent federal legislation governing the United States telecommunications industry remains subject to judicial review and additional interpretation, which may adversely affect the companies whose securities are held by your Trust. Competitive pressures are intense and telecommunications stocks can experience rapid volatility. Certain telecommunications products may become outdated very rapidly. A company's performance can be hurt if the company fails to keep pace with technological advances.

   Several recent high-profile bankruptcies of large telecommunications companies have illustrated the potentially unstable condition of telecommunications companies. High debt loads that were accumulated during the industry growth spurt of the 1990s are catching up to the industry, causing debt and stock prices to trade at distressed levels for many telecommunications companies and increasing the cost of capital for needed additional investment. At the same time, demand for some telecommunications services has fallen sharply, as several key markets have become oversaturated, some local customers have switched to substitute providers and technologies, and corporate profits and the economy generally remain weak. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technologies. As a result, many companies have been compelled to cut costs by reducing their workforce, outsourcing, consolidating and/or closing existing facilities and divesting low selling product lines. Furthermore, certain companies involved in the industry have also faced scrutiny for alleged accounting irregularities that may have led to the overstatement of their financial results, and other companies in the industry may face similar scrutiny. Due to these and other factors, the risk level of owning the securities of telecommunications companies has increased substantially and may continue to rise.

     Certain smaller companies in the portfolio may involve greater risk than larger, established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade in lower volumes than larger companies. As a result, the prices of these securities may fluctuate more than the prices of other issuers.

     UTILITY AND ENERGY ISSUERS. Your Trust may invest significantly in bonds issued by utility and energy companies or in companies related to the utility or energy industries. Many utility and energy companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

     o    risks of increases in fuel and other operating costs;

     o restrictions on operations and increased costs and delays as a result of environmental, nuclear safety and other regulations;

     o regulatory restrictions on the ability to pass increasing wholesale costs along to the retail and business customer;

     o    coping with the general effects of energy conservation;

     o technological innovations which may render existing plants, equipment or products obsolete;

     o the effects of local weather, maturing markets and difficulty in expanding to new markets due to regulatory and other factors;

     o    the potential impact of natural or man-made disasters;

     o difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

     o    the high cost of obtaining financing during periods of inflation;

     o difficulties of the capital markets in absorbing utility debt and equity securities; and

     o    increased competition.

   Any of these factors, or a combination of these factors, could affect the supply of or demand for electricity, natural gas, water or other energy, which could adversely affect the profitability of the issuers of the Securities and the performance of the your Trust.

    Utility and energy companies are subject to extensive regulation at the federal and state levels in the United States. At the federal level, the Federal Energy Regulatory Commission (the "FERC"), the Federal Trade Commission (the "FTC"), the Securities and Exchange Commission (the "SEC"), and the Nuclear Regulatory Commission (the "NRC") have authority to oversee electric and combination electric and gas utilities. The value of utility and energy company stocks may decline because governmental regulation controlling these industries can change. This regulation may prevent or delay the company from passing along cost increases to its customers which could hinder the company's ability to meet its obligations to its suppliers and could lead to the taking of measures, including the acceleration of obligations or the institution of involuntary bankruptcy proceedings, by its creditors against such company. Recently, two California public utilities were threatened with such action by their wholesale suppliers, and one of these utilities has filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code of 1978. Furthermore, regulatory authorities, which may be subject to political and other pressures, may not grant future rate increases, or may impose accounting or operational policies, any of which could adversely affect a company's profitability and its stock price. Mergers in the these industries may require approval from several federal and state regulatory agencies, including FERC, the FTC, and the SEC. These regulatory authorities could, as a matter of policy, reverse the trend toward deregulation and make consolidation more difficult, or cause delay in the merger process, any of which could cause the prices of these stocks to fall.

     MORE ABOUT THE BONDS. In addition to describing the purpose of the bonds, other information about the bonds is also listed in the "Portfolio" in Prospectus Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

     Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

     Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor own this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

     "When, as and if issued" bonds are bonds that trade before they are actually issued. This means that the Sponsor can only deliver them to your Trust "when, as and if" the bonds are actually issued. Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing to your Trust until the Sponsor delivers the bond to the Trust. You may have to adjust your tax basis if the Sponsor delivers any of these bonds after the expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your Units and the delivery of the bonds to your Trust. This could lower your first year estimated current return. You may experience gains or losses on these bonds from the time you purchase Units even though your Trust has not yet received them.

     NO FDIC GUARANTEE. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
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     The Estimated Current Returns and the Estimated Long-Term Returns are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of your Trust and with the principal prepayment, redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

     In order to acquire certain bonds, it may be necessary for the Sponsor or Trustee to pay amounts covering accrued interest on the bonds which exceed the amounts which will be made available through cash furnished by the Sponsor on the Date of Deposit. This cash may exceed the interest which would accrue to the First Settlement Date. The Trustee has agreed to pay for any amounts necessary to cover any excess and will be reimbursed when funds become available from interest payments on the related bonds.

PUBLIC OFFERING
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     GENERAL. Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account plus accrued interest, if any. The minimum purchase is one Unit. The actual sales charge that may be paid by an investor may differ slightly from the sales charges shown herein due to rounding that occurs in the calculation of the Public Offering Price and in the number of Units purchased. The minimum purchase in the primary and secondary market is one Unit. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchased.

     The secondary market sales charge is computed as described in the following table based upon the estimated long-term return life of your Trust's portfolio:

         ESTIMATED LONG-TERM
             RETURN LIFE                             SALES CHARGE
          ------------------                        --------------
                 1                                         1.010%
                 2                                         1.523
                 3                                         2.041
                 4                                         2.302
                 5                                         2.564
                 6                                         2.828
                 7                                         3.093
                 8                                         3.627
                 9                                         4.167
                10                                         4.384
                11                                         4.603
                12                                         4.712
                13                                         4.822
                14                                         4.932
                15                                         5.042
                16                                         5.152
                17                                         5.263
                18                                         5.374
                19                                         5.485
                20                                         5.597
          21 to 30                                         5.708

     For purposes of computation of the estimated long-term return life, bonds will be deemed to mature on their expressed maturity dates unless: (a) the bonds have been called for redemption or are subject to redemption at an earlier call date, in which case this call date will be deemed to be the maturity date; or
(b) the bonds are subject to a "mandatory tender", in which case the mandatory tender will be deemed to be the maturity date. The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the bonds. Expressed as a percent of the Public Offering Price, the sales charge on a Trust consisting entirely of bonds with in estimated long-term return life of 15 years would be 4.80%.

     REDUCING YOUR SALES CHARGE. The Sponsor offers a variety of ways for you to reduce the sales charge that you pay. It is your financial professional's responsibility to alert the Sponsor of any discount when you purchase Units. Before you purchase Units you must also inform your broker-dealer of your qualification for any discount or of any combined purchases to be eligible for a reduced sales charge.

     Fee Accounts. A portion of the sales charge is waived for certain accounts described in this paragraph. Purchases by these accounts are subject only to the portion of the sales charge that is retained by the Sponsor. Please refer to the section called "Fee Accounts" for additional information on these purchases. Units may be purchased in the primary or secondary market at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for brokerage services, financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed ("Fee Accounts"). The Sponsor reserves the right to limit or deny purchases of Units described in this paragraph by investors or selling firms whose frequent trading activity is determined to be detrimental to a Trust.

     Employees. Employees, officers and directors (including their spouses and children under 21 living in the same household, and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession.

     UNIT PRICE. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus Part I in accordance with fluctuations in the prices of the bonds. The price of Units on the Date of Deposit was determined by adding the applicable sales charge to the aggregate offering price of the bonds and dividing the sum by the number of Units outstanding. This price determination was made on the basis of an evaluation of the bonds prepared by the Evaluator. During the initial offering period, the Evaluator will value the bonds as of the Evaluation Time on days the New York Stock Exchange is open for business and will adjust the Public Offering Price of Units accordingly. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for trading, provided, however, on the Date of Deposit the Evaluation Time will be the close of regular trading on the New York Stock Exchange or the time the registration statement filed with the Securities and Exchange Commission becomes effective, if later. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to average approximately 0.35-1% more than the bid price. The Public Offering Price per Unit will be effective for all orders received prior to the Evaluation Time on each business day. Orders received by the Sponsor prior to the Evaluation Time and orders received by authorized financial professionals prior to the Evaluation Time that are properly transmitted to the Sponsor by the time designated by the Sponsor, are priced based on the date of receipt. Orders received by the Sponsor after the Evaluation Time, and orders received by authorized financial professionals after the Evaluation Time or orders received by such persons that are not transmitted to the Sponsor until after the time designated by the Sponsor, are priced based on the date of the next determined Public Offering Price per Unit provided they are received timely by the Sponsor on such date. It is the responsibility of authorized financial professionals to transmit orders received by them to the Sponsor so they will be received in a timely manner.

     The aggregate price of the bonds is determined on the basis of bid prices or offering prices, as is appropriate, (a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by your Trust; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates. Unless bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by your Trust.

     The Evaluator will consider in its evaluation of bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this prospectus.

     A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

     ACCRUED INTEREST. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although your Trust accrues interest daily. Because of this, your Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units of Series other than those described in the following two sections. Unitholders will receive the amount of accrued interest paid on their Units on the next distribution date. In an effort to reduce the accrued interest which would have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by your Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units.

     ACCRUED INTEREST (ACCRUED INTEREST TO CARRY). Added to the Public Offering Price of Units for Insured Income Trust, Series 34 and prior Series is accrued interest to carry. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on bonds in the Trust is actually paid either monthly or semi-annually to the Trust. However, interest on the bonds in the Trust is accounted for daily on an accrual basis. Because of this, the Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

     The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders until it receives interest payments on the bonds in a Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby. If the Unitholder sells or redeems all or a portion of his Units or if the bonds in a Trust are sold or otherwise removed or if the Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

     PURCHASED AND ACCRUED INTEREST. Added to the Public Offering Price of Units for Insured Income Trust, Series 35-43 is Purchased Interest and accrued interest as described below.

     Purchased Interest. Purchased Interest is a portion of the unpaid interest that has accrued on the bonds from the later of the last payment date on the bonds or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or bonds mature or are called. See "Summary Of Essential Financial Information" in Prospectus Part I for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

     Accrued Interest. Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units. As indicated in "Purchased Interest", accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account subsequent to the First Settlement Date. See "Rights of Unitholders--Distributions of Interest and Principal." Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

     UNIT DISTRIBUTION. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states.

     Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. For secondary market transactions, the Sponsor will sell Units to broker-dealers and selling agents at the Public Offering Price less a concession or agency commission of 80% of the applicable sales charge. Dealers other than the Sponsor may sell Units in the secondary market to other broker-dealers and selling agents at the Public Offering Price less a concession or agency commission not in excess of the secondary market concession allowed to the dealer. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

     SPONSOR COMPENSATION. Broker-dealers will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". The Sponsor will receive from the broker-dealers the excess of this gross sales commission over the amounts set forth in the previous section.

     In addition, the Sponsor may have realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor or its affiliates may also have realized profits or losses with respect to bonds which were acquired by the Sponsor from underwriting syndicates of which they were members. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in a Trust were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

     We may provide, at our own expense and out of our own profits, additional compensation and benefits to broker-dealers who sell Units of a Trust and our other products. This compensation is intended to result in additional sales of our products and/or compensate broker-dealers and financial advisors for past sales. We may make these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisors, advertising, sponsorship of events or seminars, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of a Trust and our other products. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. These arrangements will not change the price you pay for your Units.

     MARKET FOR UNITS. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of your Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
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     DISTRIBUTIONS OF INTEREST AND PRINCIPAL. Interest received by your Trust, pro rated on an annual basis, will be distributed monthly unless a Unitholder elects to receive quarterly or semi-annual distributions. Certain Trusts do not offer all distribution options. Please refer to Prospectus Part I. The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election of the prior owner. Unitholders may change their distribution plan by indicating the change on a card which may be obtained from the Trustee and return the card to the Trustee with their certificates and other documentation required by the Trustee. Certificates should be sent by registered or certified mail to avoid their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective on the first day after the next semi-annual record date and will remain effective until changed.

     Interest received by your Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. After deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unitholder of record as of the First Settlement Date, interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

     Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

     REINVESTMENT OPTION. Unitholders may elect to have distributions on their Units automatically reinvested in shares of certain Van Kampen mutual funds which are registered in the Unitholder's state of residence (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives that differ from those of your Trust. The prospectus relating to each Reinvestment Fund describes its investment policies and the procedures to follow to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from Van Kampen Funds Inc. at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.

     After becoming a participant in a reinvestment plan, each Trust distribution will automatically be applied on the applicable distribution date to purchase shares of the applicable Reinvestment Fund at a net asset value computed on such date. Unitholders with an existing Planned Reinvestment Option
(PRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new PRO account which allows purchases of Reinvestment Fund shares at net asset value. Confirmations of all reinvestments will be mailed to the Unitholder by the Reinvestment Fund. A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing at least five days before the next distribution date. Each Reinvestment Fund, its sponsor and investment adviser have the right to terminate its reinvestment plan at any time.

     REDEMPTION OF UNITS. A Unitholder may redeem all or a portion of his Units by tender to the Trustee, at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, such as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Redemption of Units cannot occur until certificates representing the Units or satisfactory indemnity have been received by the Trustee. No later than seven calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price. Redemption requests received by the Trustee after the Evaluation Time, and redemption requests received by authorized financial professionals after the Evaluation Time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received timely by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

     Under Internal Revenue Service regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations. Any amount withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

     The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in a Trust or moneys in the process of being collected, (ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the bonds in a Trust unless the bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by a Trust, see "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

     The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of your Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

     The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the SEC may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

     EXCHANGE OPTION. When you redeem Units of your Trust or when your Trust terminates, you may be able to exchange your Units for units of other Van Kampen unit trusts at a reduced sales charge. You should contact your financial professional for more information about trusts currently available for exchanges. Before you exchange Units, you should read the prospectus of the new trust carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. We may discontinue this option at any time.

     UNITS. Ownership of Units is evidenced in book entry form unless a Unitholder makes a written request to the Trustee that ownership be in certificate form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation and surrender of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, or certificate transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guaranty program accepted by the Trustee. The Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Although no such charge is now made, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

     REPORTS PROVIDED. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of your Trust will be audited annually by independent registered public accountanting firm and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the bonds, actual Trust distributions, Trust expenses, a list of the bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the bonds upon request to the Trustee. If you have any questions regarding your account or your Trust, please contact your financial adviser or the Trustee. The Sponsor does not have access to individual account information.

INSURANCE ON THE BONDS IN AN INSURED TRUST
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     Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in an Insured Trust. An insurance policy obtained by an Insured Trust is non-cancelable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the bonds or the Sponsor and any policy is non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers are described in "Portfolio" in Prospectus Part I and the notes thereto. More detailed information regarding insurance on the bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".

     The portfolio insurance obtained by an Insured Trust guarantees the timely payment of principal and interest on the bonds when they fall due. For this purpose, "when due" generally means the stated maturity date for the payment of principal and interest. However, in the event (a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the bond plus accrued interest to the date of payment and thereby retire the bond from an Insured Trust prior to the bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. The Trustee, upon the sale of a bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the bond (i.e., insurance to maturity of the bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the bonds were sold on an uninsured basis.

     Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

TRUST ADMINISTRATION
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     SPONSOR. Van Kampen Funds Inc. is the Sponsor of your Trust. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2005. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. As of June 30, 2005, the total stockholders' equity of Van Kampen Funds Inc. was $244,449,453 (unaudited).

     Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor. If we fail to or cannot perform our duties under the trust agreement or become bankrupt, the Trustee may appoint a new sponsor, continue to operate your Trust without a sponsor, or terminate your Trust and distribute the liquidation proceeds.

     TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 221-7668. If you have questions regarding your account or your Portfolio, please contact the Trustee at its principal unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

     PORTFOLIO ADMINISTRATION. Your Trust is not a managed fund and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect your Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See "Additional Information".

     REPLACEMENT BONDS. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must
(i) be long-term or intermediate term (as applicable) corporate or taxable municipal bonds, debentures, notes or other straight debt obligations (whether secured or unsecured and whether senior or subordinated) without equity or other conversion features, with fixed maturity dates substantially the same as those of the Failed Bonds having no warrants or subscription privileges attached; (ii) be payable in United States currency; (iii) not be when, as and if issued obligations or restricted securities; (iv) be issued after July 18, 1984 if the interest is United States source income; (v) be issued or guaranteed by an issuer subject to or exempt from the reporting requirements under Section 13 or 15(d) of the Securities Exchange Act of 1934 (or similar provisions of law) or guaranteed, directly or indirectly, by means of a lease agreement, agreement to buy securities, services or products, or other similar commitment of the credit of such an issuer to the payment of the substitute bonds; (vi) maintain the Standard & Poor's AAA rating, if any; and (vii) be eligible for (and when acquired be insured under) the insurance obtained by an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

     AMENDMENT OF TRUST AGREEMENT. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in a Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

     TERMINATION OF TRUST AGREEMENT. A Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding or by the Trustee when the value of the Trust is less than 20% of the original principal amount of bonds. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

     LIMITATION ON LIABILITIES. The Sponsor, Evaluator, Supervisor and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor, Supervisor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
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     This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

     This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in your Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

     As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

     ASSETS OF THE TRUST. Each Trust is expected to hold various debt obligations (the "Debt Obligations") that are treated as debt for federal income tax purposes. It is possible that a Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by a Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

     TRUST STATUS. If your Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

     YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

     If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2009. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

     Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

     DIVIDENDS RECEIVED DEDUCTION. Because the Debt Obligations are treated as debt (not equity) for federal income tax purposes, distributions from the Debt Obligations are not eligible for the dividends received deduction.

     DISCOUNT, ACCRUED INTEREST AND PREMIUM ON DEBT OBLIGATIONS. Some Debt Obligations may have been issued with original issue discount. This generally means that the Debt Obligations were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Your basis of each Debt Obligation that was issued with original issue discount must be increased as original issue discount accrues.

     Some of the Debt Obligations may give their issuers a right to defer payments on the Debt Obligations. Such Debt Obligations are subject to special treatment under the original issue discount rules. Among other things, this treatment may result in you being required to recognize income for federal income tax purposes in a particular year with respect to a Debt Obligation even though the actual cash payments on the Debt Obligation have been deferred to a later year.

     Some Debt Obligations may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Debt Obligation over the purchase price of the Debt Obligation. Market discount can arise based on the price your Trust pays for a Debt Obligation or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Debt Obligation, when the Debt Obligation is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

     Some Debt Obligations may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Debt Obligation, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You may elect to amortize premium. If you make this election, you may reduce your interest income received on the Debt Obligation by the amount of the premium that is amortized and your tax basis will be reduced.

     If the price of your Units includes accrued interest on a Debt Obligation, you must include the accrued interest in your tax basis in that Debt Obligation. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Debt Obligation.

     This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Debt Obligations that were issued with original issue discount.

     EXCHANGES. If you elect to have your proceeds from your Trust rolled over into a future trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trust for units of the future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code.

     LIMITATIONS ON THE DEDUCTIBILITY OF TRUST EXPENSES. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

     FOREIGN TAXES. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from your Trust or on any gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

     Some distributions by your Trust may be subject to foreign withholding taxes. Any income withheld will still be treated as income to you. Under the grantor trust rules, you are considered to have paid directly your share of any foreign taxes that are paid. Therefore, for U.S. tax purposes, you may be entitled to a foreign tax credit or deduction for those foreign taxes.

     NEW YORK TAX STATUS. Based on the advice of Katten Muchin Rosenman LLP, special counsel to your Trust for New York tax matters, under the existing income tax laws of the State and City of New York, your Trust will not be taxed as a corporation, and the income of your Trust will pass through to the Unitholders in the same manner as for federal income tax purposes. You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Units.

EXPENSES
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     GENERAL. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Trusts, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Trusts.

     SPONSOR, SUPERVISOR, EVALUATOR AND TRUSTEE. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Van Kampen unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter.

     INSURANCE. Premiums for any portfolio insurance are obligations of an Insured Trust and are payable monthly by the Trustee on behalf of the Trust. As bonds covered by a portfolio insurance policy in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related bonds.

     MISCELLANEOUS EXPENSES. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION
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     This prospectus does not contain all the information set forth in the registration statement filed by your Trust with the SEC. The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

OTHER MATTERS
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     LEGAL MATTERS. The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Katten Muchin Rosenman LLP has acted as counsel to the Trustee and special counsel to your Trust for New York tax matters.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The statement of condition and the related portfolio at the Date of Deposit included in this prospectus have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report in this prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.



  o CONTENTS OF PROSPECTUS PART II
    The Trust.........................................2
    Estimated Current and Long-Term Returns...........8
    Public Offering...................................9
    Rights of Unitholders............................13
    Insurance on the Bonds...........................15
    Trust Administration.............................16
    Federal Tax Status...............................18
    Expenses.........................................20
    Additional Information...........................21
    Other Matters....................................21

  o DAILY PRICES
    (1)  Call our 24-Hour Pricing Line
         (800) 953-6785
    (1) Visit our Unit Trusts Internet Pricing Page http://www.vankampen.com

  o ACCOUNT QUESTIONS
    (1)  Contact the Trustee
         (800) 221-7668

  o LEARNING MORE ABOUT UNIT TRUSTS
    (1)  Contact Van KampeN
         (630) 684-6000
    (1) Visit our Unit Trusts Internet Product Page http://www.vankampen.com

  o ADDITIONAL INFORMATION
    You may obtain an Information Supplement that provides more details about your trust and its policies.
    (1) Visit the SEC Internet Site
         http://www.sec.gov
    (1)  Contact the Trustee
         (800) 221-7668

                                                                      TISPRO0905

                               Prospectus Part II

                                 September 2005

                               VAN KAMPEN MERRITT
                              INSURED INCOME TRUST

                           VAN KAMPEN AMERICAN CAPITAL
                              INSURED INCOME TRUST

                           VAN KAMPEN FOCUS PORTFOLIOS
                              INSURED INCOME TRUST

                          VAN KAMPEN FOCUS PORTFOLIOS,
                              TAXABLE INCOME SERIES

                         VAN KAMPEN INSURED INCOME TRUST
                             VAN KAMPEN UNIT TRUSTS,

                              TAXABLE INCOME SERIES



                              VAN KAMPEN FUNDS INC.



           VAN KAMPEN
           INVESTMENTS
             SHINE




                             INFORMATION SUPPLEMENT

                     VAN KAMPEN MERRITT INSURED INCOME TRUST

                VAN KAMPEN AMERICAN CAPITAL INSURED INCOME TRUST

                VAN KAMPEN FOCUS PORTFOLIOS INSURED INCOME TRUST

               VAN KAMPEN FOCUS PORTFOLIOS, TAXABLE INCOME SERIES

                         VAN KAMPEN INSURED INCOME TRUST

                  VAN KAMPEN UNIT TRUSTS, TAXABLE INCOME SERIES

--------------------------------------------------------------------------------

   This Information Supplement provides additional information concerning the risks and operations of each Trust which is not described in the prospectus for the Trust. This Information Supplement should be read in conjunction with the Trust's prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor at its unit investment trust division located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by contacting your broker. All capitalized terms have been defined in the prospectus.

                                TABLE OF CONTENTS

                                                               PAGE

   Risk Factors..............................................    2
   Insurance on the Bonds....................................    8
   Portfolio Administration..................................   15
   Sponsor Information.......................................   16
   Trustee Information.......................................   16
   Termination of the Trust Agreement........................   17
   Description of Ratings....................................   17



         VAN KAMPEN
         INVESTMENTS
         SHINE



                                  RISK FACTORS

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

    CONSUMER PRODUCT AND RETAIL ISSUERS. Certain Trusts may invest significantly in bonds of issuers that manufacture or sell consumer products. The profitability of these companies will be affected by various factors including the general state of the economy and consumer spending trends. In the past, there have been major changes in the retail environment due to the declaration of bankruptcy by some of the major corporations involved in the retail industry, particularly the department store segment. The continued viability of the retail industry will depend on the industry's ability to adapt and to compete in changing economic and social conditions, to attract and retain capable management, and to finance expansion. Weakness in the banking or real estate industry, a recessionary economic climate with the consequent slowdown in employment growth, less favorable trends in unemployment or a marked deceleration in real disposable personal income growth could result in significant pressure on both consumer wealth and consumer confidence, adversely affecting consumer spending habits. In addition, competitiveness of the retail industry will require large capital outlays for investment in the installation of automated checkout equipment to control inventory, to track the sale of individual items and to gauge the success of sales campaigns. Increasing employee and retiree benefit costs may also have an adverse effect on the industry. In many sectors of the retail industry, competition may be fierce due to market saturation, converging consumer tastes and other factors. Because of these factors and the recent increase in trade opportunities with other countries, American retailers are now entering global markets which entail added risks such as sudden weakening of foreign economies, difficulty in adapting to local conditions and constraints and added research costs.

    FINANCIAL SERVICES COMPANIES. An investment in your Trust should be made with an understanding of the problems and risks inherent in the bank and financial services sector in general.

   Banks and their holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks are highly dependent on net interest margin. Recently, bank profits have come under pressure as net interest margins have contracted, but volume gains have been strong in both commercial and consumer products. There is no certainty that such conditions will continue. Banks had received significant consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsided as a result of increasing interest rates and other factors, this income diminished. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks because they generally have a portion of their assets invested in loans secured by real estate. Banks and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and increases in deposit insurance premiums required to be paid by banks and thrifts to the Federal Deposit Insurance Corporation ("FDIC"), can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

   The statutory requirements applicable to and regulatory supervision of banks and their holding companies have increased significantly and have undergone substantial change in recent years. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act; enacted in August 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, and the regulations promulgated under these laws. Many of the regulations promulgated pursuant to these laws have only recently been finalized and their impact on the business, financial condition and prospects of the Securities in the Trust's portfolio cannot be predicted with certainty. The recently enacted Gramm-Leach-Bliley financial-services overhaul legislation will allow banks, securities firms and insurance companies to form one-stop financial conglomerates marketing a wide range of financial service products to investors. This legislation will likely result in increased merger activity and heightened competition among existing and new participants in the field. Legislation to liberalize interstate banking has recently been signed into law. Under the legislation, banks will be able to purchase or establish subsidiary banks in any state, one year after the legislation's enactment. Since mid-1997, banks have been allowed to turn existing banks into branches. Consolidation is likely to continue. The Securities and Exchange Commission and the Financial Accounting Standards Board require the expanded use of market value accounting by banks and have imposed rules requiring market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Additional legislative and regulatory changes may be forthcoming. For example, the bank regulatory authorities have proposed substantial changes to the Community Reinvestment Act and fair lending laws, rules and regulations, and there can be no certainty as to the effect, if any, that such changes would have on the bonds in the Trust's portfolio. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or reduce the dollar amount or number of deposits insured for any depositor. Such reforms could reduce profitability, as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. Banks face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies, and increased competition may result from legislative broadening of regional and national interstate banking powers. Among other benefits, such legislation allows banks and bank holding companies to acquire across previously prohibited state lines and to consolidate their various bank subsidiaries into one unit. Neither the Sponsor nor any Underwriter makes any prediction as to what, if any, manner of bank regulatory actions might ultimately be adopted or what ultimate effect such actions might have on the Trust's portfolio.

   The Federal Bank Holding Company Act of 1956 generally prohibits a bank holding company from (1) acquiring, directly or indirectly, more than 5% of the outstanding shares of any class of voting securities of a bank or bank holding company, (2) acquiring control of a bank or another bank holding company, (3) acquiring all or substantially all the assets of a bank, or (4) merging or consolidating with another bank holding company, without first obtaining Federal Reserve Board ("FRB") approval. In considering an application with respect to any such transaction, the FRB is required to consider a variety of factors, including the potential anti-competitive effects of the transaction, the financial condition and future prospects of the combining and resulting institutions, the managerial resources of the resulting institution, the convenience and needs of the communities the combined organization would serve, the record of performance of each combining organization under the Community Reinvestment Act and the Equal Credit Opportunity Act, and the prospective availability to the FRB of information appropriate to determine ongoing regulatory compliance with applicable banking laws. In addition, the federal Change In Bank Control Act and various state laws impose limitations on the ability of one or more individuals or other entities to acquire control of banks or bank holding companies.

   The FRB has issued a policy statement on the payment of cash dividends by bank holding companies. In the policy statement, the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. Neither the Sponsor nor any Underwriter makes any prediction as to the effect, if any, such laws will have on the bonds or whether such approvals, if necessary, will be obtained.

   Companies engaged in the investment management industry are subject to the adverse effects of economic recession, volatile interest rates, and competition from new entrants in their fields of business. Adverse changes in the direction of the stock market, investor confidence, equity transaction volume, the level and direction of interest rates and the outlook of emerging markets could adversely affect the financial stability, as well as the stock prices, of these companies. Additionally, competitive pressures, including increased competition with new and existing competitors, the ongoing commoditization of traditional businesses and the need for increased capital expenditures on new technology could adversely impact the profit margins of companies in the investment management and brokerage industries. Companies involved in the investment management industry are also subject to extensive regulation by government agencies and self-regulatory organizations, and changes in laws, regulations or rules, or in the interpretation of such laws, regulations and rules could adversely affect such companies.

   Companies involved in the insurance, reinsurance and risk management industry underwrite, sell or distribute property, casualty and business insurance. Many factors affect insurance, reinsurance and risk management company profits, including but not limited to interest rate movements, the imposition of premium rate caps, a misapprehension of the risks involved in given underwritings, competition and pressure to compete globally, weather catastrophes or other disasters and the effects of client mergers. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressure to compete globally.

   In addition to the normal risks of business, companies involved in the insurance and risk management industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as:

     o the inherent uncertainty in the process of establishing property-liability loss reserves, and the fact that ultimate losses could materially exceed established loss reserves, which could have a material adverse effect on results of operations and financial condition;

     o the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophic losses, which could have a material adverse impact on their financial conditions, results of operations and cash flow;

     o the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claim settlement practices;

     o the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability ratings;

     o the extensive regulation and supervision to which insurance companies are subject, and various regulatory and other legal actions;

     o the adverse impact that increases in interest rates could have on the value of an insurance company's investment portfolio and on the attractiveness of certain of its products; and

     o the uncertainty involved in estimating the availability of reinsurance and the collectibility of reinsurance recoverables.

   The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners ("NAIC") and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulation. The Sponsor is unable to predict whether any state or federal legislation will be enacted to change the nature or scope of regulation of the insurance industry, or what effect, if any, such legislation would have on the industry.

   All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations would cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.

    TELECOMMUNICATIONS ISSUERS. Because certain Trusts are concentrated in bonds issued by telecommunications companies, the value of the Units may be susceptible to factors affecting the telecommunications industry. The telecommunications industry is subject to governmental regulation, and the products and services of telecommunications companies may be subject to rapid obsolescence. These factors could affect the value of Units. Telephone companies in the United States, for example, are subject to both state and federal regulations affecting permitted rates of returns and the kinds of services that may be offered. Certain types of companies represented in a portfolio are engaged in fierce competition for a share of the market of their products. As a result, competitive pressures are intense and the stocks are subject to rapid price volatility.

    Several recent high-profile bankruptcies of large telecommunications companies have illustrated the potentially unstable condition of telecommunications companies. High debt loads that were accumulated during the industry growth spurt of the 1990s are catching up to the industry, causing debt and stock prices to trade at distressed levels for many telecommunications companies and increasing the cost of capital for needed additional investment. At the same time, demand for some telecommunications services has fallen sharply, as several key markets have become oversaturated, some local customers have switched to substitute providers and technologies, and corporate profits and the economy generally remain weak. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technologies. As a result, many companies have been compelled to cut costs by reducing their workforce, outsourcing, consolidating and/or closing existing facilities and divesting low selling product lines. Furthermore, certain companies involved in the industry have also faced scrutiny for alleged accounting irregularities that may have led to the overstatement of their financial results, and other companies in the industry may face similar scrutiny. Due to these and other factors, the risk level of owning the securities of telecommunications companies has increased substantially and may continue to rise.

    While a portfolio may concentrate on the securities of established suppliers of traditional telecommunication products and services, a Trust may also invest in bonds of smaller telecommunications companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater risk than large, established issuers. Such smaller companies may have limited product lines, market or financial resources, and their securities may trade less frequently and in limited volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

    In addition, recent federal legislation governing the United States telecommunications industry remains subject to judicial review and additional interpretation, which may adversely affect the companies whose securities are held by a Trust.

   UTILITY AND ENERGY ISSUERS. An investment in Units of certain Trusts should be made with an understanding of the characteristics of the public utility and energy industries and the risks which such an investment may entail. General problems of the public utility and energy industries include the difficulty in obtaining an adequate return on invested capital despite frequent increases in rates which have been granted by the public service commissions having jurisdiction, the difficulty in financing large construction programs during an inflationary period, the restrictions on operations and increased cost and delays attributable to environmental, nuclear safety and other regulatory considerations, the difficulty of the capital markets absorbing utility debt and equity securities, the difficulty in obtaining fuel for electric generation at reasonable prices, regulatory restrictions on the ability to pass increasing wholesale costs along to the retail and business customer, and the effects of energy conservation. There is no assurance that public service commissions will grant rate increases in the future or that any such increases will be timely or adequate to cover operating and other expenses and debt service requirements. All of the public utilities which are issuers of the Securities have been experiencing many of these problems in varying degrees. Furthermore, utility and energy stocks are particularly susceptible to interest rate risk, generally exhibiting an inverse relationship to interest rates. As a result, electric utility stock prices may be adversely affected as interest rates rise. Similarly, the success of certain companies is tied to a relatively small concentration of products or technologies with intense competition between companies. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders from other customers. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of the Securities.

     Utilities are generally subject to extensive regulation by state utility commissions which, for example, establish the rates which may be charged and the appropriate rate of return on an approved asset base, which must be approved by the state commissions. Certain utilities have had difficulty from time to time in persuading regulators, who are subject to political pressures, to grant rate increases necessary to maintain an adequate return on investment. Any unexpected limitations could negatively affect the profitability of utilities whose budgets are planned far in advance. In addition, gas pipeline and distribution companies have had difficulties in adjusting to short and surplus energy supplies, enforcing or being required to comply with long-term contracts and avoiding litigation with their customers, on the one hand, or suppliers, on the other. Recently, two California public electric utilities claimed inability to meet their obligations to their suppliers in the deregulated wholesale market for electricity due to regulatory restrictions on their ability to pass increasing costs along to their customers in the retail market. These defaults led their wholesale suppliers to threaten to institute involuntary bankruptcy proceedings against the utility companies. Subsequently, one of the utility companies filed a voluntary petition for relief under Chapter 11 of the U.S.Bankruptcy Code of 1978.

     Certain of the issuers of the Securities may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing, and impose additional, requirements governing the licensing, construction and operation of nuclear power plants. Nuclear generating projects in the electric utility industry have experienced substantial cost increases, construction delays and licensing difficulties. These have been caused by various factors, including inflation, high financing costs, required design changes and rework, allegedly faulty construction, objections by groups and governmental officials, limits on the ability to finance, reduced forecasts of energy requirements and economic conditions. This experience indicates that the risk of significant cost increases, delays and licensing difficulties remain present until completion and achievement of commercial operation of any nuclear project. Also, nuclear generating units in service have experienced unplanned outages or extensions of scheduled outages due to equipment problems or new regulatory requirements sometimes followed by a significant delay in obtaining regulatory approval to return to service. A major accident at a nuclear plant anywhere could cause the imposition of limits or prohibitions on the operation, construction or licensing of nuclear units.

     In view of the uncertainties discussed above, there can be no assurance that any utility company's share of the full cost of nuclear units under construction ultimately will be recovered in rates or the extent to which a company could earn an adequate return on its investment in such units. The likelihood of a significantly adverse event occurring in any of the areas of concern described above varies, as does the potential severity of any adverse impact. It should be recognized, however, that one or more of such adverse events could occur and individually or collectively could have a material adverse impact on a company's financial condition, the results of its operations, its ability to make interest and principal payments on its outstanding debt or to pay dividends.

     Other general problems of the electric, gas and water utility industries (including state and local joint action power agencies) include rising costs of rail transportation to transport fossil fuels, the uncertainty of transmission service costs for both interstate and intrastate transactions, changes in tax laws which adversely affect a utility's ability to operate profitably, increased competition in service costs, recent reductions in estimates of future demand for electricity and gas in certain areas of the country, restrictions on operations and increased cost and delays attributable to environmental considerations, uncertain availability and increased cost of capital, unavailability of fuel for electric generation at reasonable prices, including the steady rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal, availability and cost of natural gas for resale, technical and cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes, and the effects of energy and environmental conservation efforts. Each of the problems referred to could adversely affect the ability of the issuers of any Securities to make dividend payments and the value of such Securities on redemption of your Units.

    TAXABLE MUNICIPAL ISSUES. Certain bonds in a Trust may consist of taxable obligations of municipal issuers. Obligations of municipal issuers can be either general obligations of a government entity that are backed by the taxing power of such entity or revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes.

     General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

     Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

     Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

     Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

     Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

     Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

     Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

     Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

     Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

     Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

     Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

     Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

     Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

     Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

     Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse affect on these bonds.

     Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

     Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

     Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

     Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

    ZERO COUPON BONDS. Certain of the bonds in the Trust may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such income on the bond at a rate as high as the implicit yield on the discount bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

                             INSURANCE ON THE BONDS

   Insurance has been obtained by each Insured Trust, by the issuer of bonds in each Insured Trust, by a prior owner of such bonds, or by the Sponsor prior the deposit of such bonds guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Insured Trust. See "The Trust--Objective and Bond Selection" in Prospectus Part II. Each insurance policy obtained by an Insured Trust, is non-cancelable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in such policy continue to be held by such Trust. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of bonds protected by the policy obtained by an Insured Trust are fixed for the life of the Trust. The premium for any insurance policy or policies obtained by an issuer of bonds has been paid by such issuer, and any such policy or policies are non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Portfolio Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

    The aforementioned Trust insurance guarantees the timely payment of principal and interest on the bonds as they fall due. For the purposes of the Portfolio Insurance, "when due" generally means the stated maturity date for the payment of principal and interest. However, in the event (a) an issuer of an a bond defaults in the payment of principal or interest on such bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such bond is accelerated, the Portfolio Insurer involved has the option, in its sole discretion, for a limited period of time after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such bond plus accrued interest to the date of such payment and thereby retire the bond from the Trust prior to such bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. Insurance obtained by a Trust is only effective as to bonds owned by and held in such Trust. In the event of a sale of any such bond by the Trustee, such insurance terminates as to such bond on the date of sale.

    Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such bond (i.e., insurance to maturity of the bonds regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the Trust would receive net proceeds (sale of bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such bonds were sold on an uninsured basis.The insurance premium with respect to each bond eligible for Permanent Insurance would be determined based upon the insurability of each bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each bond.

    The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each bond insured by an Insured Trust insurance policy may be sold out of the Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the bond so sold (which is not the case in connection with any value attributable to such Trust's portfolio insurance). See "Public Offering--Offering Price" in Prospectus Part II. Because any such insurance value may be realized in the market value of the bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of bonds in default or significant risk of default, it is much less likely that the Trust would need at some point in time to seek a suspension of redemptions of Units than if the Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in Prospectus Part II) and (b) at the time of termination of an Insured Trust, if the Trust were holding defaulted bonds or bonds in significant risk of default, the Trust would not need to hold such bonds until their respective maturities in order to realize the benefits of an Insured Trust's portfolio insurance. (See "Trust Administration--Termination of Trust Agreement" in Prospectus Part II.)

    Except as indicated below, insurance obtained by the Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be equal to the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such bond not covered by Permanent Insurance. See "Public Offering--Offering Price" in Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted bonds which have a significant risk of default.

   The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II.

   Ambac Assurance Corporation ("Ambac Assurance"). Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. The Insurance Policy of Ambac Assurance obtained by an Insured Trust is noncancelable and will continue in force for so long as the bonds described in the Insurance Policy are held by an Insured Trust. A monthly premium is paid by an Insured Trust for the Insurance Policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with Ambac Assurance, in the event of a sale of a bond covered by the Ambac Assurance Insurance Policy, the Trustee has the right to obtain permanent insurance for such bond upon payment of a single predetermined premium from the proceeds of the sale of such bond.

   Under the terms of the Insurance Policy, Ambac Assurance agrees to pay to the Trustee that portion of the principal of and interest on the bonds insured by Ambac Assurance which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the bonds. The term "due for payment" means, when referring to the principal of a bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a bond, the stated date for payment of interest.

   Ambac Assurance will make payment to the Trustee not later than thirty days after notice from the Trustee is received by Ambac Assurance that a nonpayment of principal or of interest on a bond has occurred, but not earlier that the date on which the bonds are due for payment. Ambac Assurance will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, Ambac Assurance shall pay principal only upon presentation and surrender of the unpaid bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such bonds to be registered in the name of Ambac Assurance or its nominee. In cases where bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, Ambac Assurance shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest of the bonds and delivery of an instrument of assignment, in satisfactory form, transferring to Ambac Assurance all right under such bonds to receive the interest of which the insurance payment was made.

   Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico and the U.S. Virgin Islands, with admitted assets of approximately $8,142,000,000 (unaudited) and statutory capital of approximately $4,824,000,000 (unaudited) as of June 30, 2004. Statutory capital consists of Ambac Assurance's policyholder's surplus and statutory contingency reserve. Standard & Poor's Credit Market Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch Ratings have each assigned a triple-A financial strength rating to Ambac Assurance.

   The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy statements and other information can be read and copied at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies that file electronically with the SEC, including the Company. These reports, proxy statements and other information can be read at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York, 10005.

   Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340.

   The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   MBIA Insurance Corporation. MBIA Insurance Corporation ("MBIA Corporation" or "MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company (the "Company"). The Company is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has three branches, one in the Republic of France, one in the Republic of Singapore and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rate and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by MBIA, changes in control and transactions among affiliates. Additionally, MBIA is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

   As of December 31, 2003, MBIA had admitted assets of $9.9 billion (audited), total liabilities of $6.2 billion (audited), and total capital and surplus of $3.7 billion (audited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of September 30, 2004, MBIA had admitted assets of $10.4 billion (unaudited), total liabilities of $6.7 billion (unaudited), and total capital and surplus of $3.7 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

   Moody's Investors Service, Inc. rates the financial strength of MBIA "Aaa." Standard & Poor's, division of The McGraw-Hill Companies, Inc., rates the financial strength of MBIA "AAA". Fitch Ratings rates the financial strength of MBIA "AAA".

   The information relating to MBIA and its affiliates contained above has been furnished by MBIA. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Guaranty Insurance Company. Financial Guaranty Insurance Company, a New York stock insurance corporation ("Financial Guaranty"), is a direct, wholly-owned subsidiary of FGIC Corporation, a Delaware corporation, and provides financial guaranty insurance for public finance and structured finance obligations. Financial Guaranty is licensed to engage in financial guaranty insurance in all 50 states, the District of Columbia and the Commonwealth of Puerto Rico and, through a branch, in the United Kingdom.

   On December 18, 2003, an investor group consisting of The PMI Group, Inc. ("PMI"), affiliates of The Blackstone Group L.P. ("Blackstone"), affiliates of The Cypress Group L.L.C. ("Cypress") and affiliates of CIVC Partners L.P. ("CIVC") acquired FGIC Corporation (the "FGIC Acquisition") from a subsidiary of General Electric Cap[ital Corporation ("GE Capital"). PMI, Blackstone, Cypress and CIVC acquired approximately 42%, 23%, 23% and 7%, respectively, of FGIC Corporation's common stock. FGIC Corporation paid GE Capital approximately $284.3 million in pre-closing dividends from the proceeds of dividends it, in turn, had received from Financial Guaranty, and GE Capital retained approximately $234.6 million in liquidation preference of FGIC Corporation's convertible participating preferred stock and approximately 5% of FGIC Corporation's common stock. Neither FGIC Corporation nor any of its shareholders is obligated to pay any debts of Financial Guaranty or any claims under any insurance policy issued by Financial Guaranty.

   Financial Guaranty is subject to the insurance laws and regulations of the State of New York, where it is domiciled, including Article 69 of the New York Insurance Law ("Article 69"), a comprehensive financial guaranty insurance statue. Financial Guaranty is also subject to the insurance laws and regulations of all other jurisdictions in which it is licensed to transact insurance business. The insurance laws and regulations, as well as the level of supervisory authority that may be exercised by the various insurance regulators, vary by jurisdiction, but generally require insurance companies to maintain minimum standards of business conduct and solvency, to meet certain financial tests, to comply with requirements concerning permitted investments and the use of policy forms and premium rates and to file quarterly and annual financial statements on the basis of statutory accounting principles ("SAP") and other reports. In addition, Article 69, among other things, limits the business of each financial guaranty insurer, including Financial Guaranty, to financial guaranty insurance and certain related lines.

   For the nine months ended September 30, 2004, and the years ended December 31, 2003 and December 31, 2002, Financial Guaranty had written directly or assumed through reinsurance, guaranties of approximately $43.5 billion, $42.4 billion and $47.9 billion par value of securities, respectively (of which approximately 57%, 79% and 80%, respectively, constituted guaranties of municipal bonds), for which it had collected gross premiums of approximately $250.7 million, $260.3 million and $232.6 million, respectively. For the nine months ended September 30, 2004, Financial Guaranty had reinsured, through facultative arrangements, approximately 0.1% of the risks it had written.

   As of September 30, 2004, Financial Guaranty had net admitted assets of approximately $3.015 billion, total liabilities of approximately $1.877 billion, and total capital and policyholders' surplus of approximately $1.138 billion, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

   Financial Guaranty prepares quarterly and annual financials statements on the basis of generally accepted accounting principles ("GAAP"). Copies of Financial Guaranty's most recent GAAP and SAP financial statements are available upon request to: Financial Guaranty Insurance Company, 125 Park Avenue, New York, NY 10017, Attention: Corporate Communications Department. Financial Guaranty's telephone number is (212) 312-3000.

   The financial strength of Financial Guaranty is rated "AAA" by Standards & Poor's, a Division of The McGraw-Hill Companies, Inc., "Aaa" by Moody's Investors Service and "AAA" by Fitch Ratings.

   The information relating to Financial Guaranty and its affiliates contained above has been furnished by Financial Guaranty. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Security Assurance Inc. Financial Security Assurance Inc. ("Financial Security") is a is a New York domiciled financial guaranty insurance company and a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia, S.A., a publicly held Belgian corporation, and of Dexia Credit Local, a direct wholly-owned subsidiary of Dexia, S.A. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance, banking and asset management in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is liable for the obligations of Financial Security.

   At September 30, 2004, Financial Security's total policyholders' surplus and contingency reserves were approximately $2,255,933,000 and its total unearned premium reserve was approximately $1,561,771,000 in accordance with statutory accounting practices. At September 30, 2004, Financial Security's total shareholder's equity was approximately $2,612,989,000 and its total net unearned premium reserve was approximately $1,286,985,000 in accordance with generally accepted accounting principles.

   The information relating to Financial Security and its affiliates contained above has been furnished by Financial Services. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   XL Capital Assurance Inc. ("XLCA") is a monoline financial guaranty insurance company incorporated under the laws of the State of New York. XLCA is currently licensed to do insurance business in, and is subject to the insurance regulation and supervision by, the State of New York, forty-six other states, the District of Columbia, Puerto Rico and Singapore. XLCA has license applications pending, or intends to file an application, in each of those states in which it is not currently licensed.

   XLCA is an indirect wholly owned subsidiary of XL Capital Ltd, a Cayman Islands corporation ("XL Capital Ltd"). Through its subsidiaries, XL Capital Ltd is a leading provider of insurance and reinsurance coverages and financial products to industrial, commercial and professional service firms, insurance companies and other enterprises on a worldwide basis. The common stock of XL Capital Ltd is publicly traded in the United States and listed on the New York Stock Exchange (NYSE: XL). XL Capital Ltd is not obligated to pay the debts of or claims against XLCA.

   XLCA was formerly known as The London Assurance of America Inc. ("London"), which was incorporated on July 25, 1991 under the laws of the State of New York. On February 22, 2001, XL Reinsurance America Inc. ("XL Re") acquired 100% of the stock of London. XL Re merged its former financial guaranty subsidiary, known as XL Capital Assurance Inc. (formed September 13, 1999) with and into London, with London as the surviving entity. London immediately changed its name to XL Capital Assurance Inc. All previous business of London was 100% reinsured to Royal Indemnity Company, the previous owner at the time of acquisition.

   XLCA has entered into a facultative quota share reinsurance agreement with XL Financial Assurance Ltd ("XLFA"), an insurance company organized under the laws of Bermuda, and an affiliate of XLCA. Pursuant to this reinsurance agreement, XLCA expects to cede up to 90% of its business to XLFA. XLCA may also cede reinsurance to third parties on a transaction-specific basis, which cessions may be any or a combination of quota share, first loss or excess of loss. Such reinsurance is used by XLCA as a risk management device and to comply with statutory and rating agency requirements and does not alter or XLCA's obligations under any financial guaranty insurance policy. With respect to any transaction insured by XLCA, the percentage of risk ceded to XLFA may be less than 90% depending on certain factors including, without limitation, whether XLCA has obtained third party reinsurance covering the risk. As a result, there can be no assurance as to the percentage reinsured by XLFA of any given financial guaranty insurance policy issued by XLCA, including the Certificate Insurance Policy.

   Based on the audited financials of XLFA, as of December 31, 2003, XLFA had total assets, liabilities, redeemable preferred shares and shareholders' equity of $831,762,000, $401,123,000, $39,000,000 and $391,639,000, respectively, determined in accordance with generally accepted accounting principles in the United States. XLFA's insurance financial strength is rated "Aaa" by Moody's and "AAA" by S&P and Fitch Inc. In addition, XLFA has obtained a financial enhancement rating of "AAA" from S&P.

   The obligations of XLFA to XLCA under the reinsurance agreement described above are unconditionally guaranteed by XL Insurance (Bermuda) Ltd ("XLI"), a Bermuda company and one of the world's leading excess commercial insurers. XLI is a wholly owned indirect subsidiary of XL Capital Ltd. In addition to A.M. Best's rating of "A+" (Negative Outlook), XLI's insurance financial strength rating is "Aa2" by Moody's, "AA-" by Standard & Poor's and "AA" by Fitch.

   XLCA's insurance financial strength is rated "Aaa" by Moody's and "AAA" by Standard & Poor's and Fitch, Inc. ("Fitch"). In addition, XLCA has obtained a financial enhancement rating of "AAA" from Standard & Poor's. These ratings reflect Moody's, Standard & Poor's and Fitch's current assessment of XLCA's creditworthiness and claims-paying ability as well as the reinsurance arrangement with XLFA described above.

   Based on the audited statutory financial statements for XLCA as of December 31, 2002 filed with the State of New York Insurance Department, XLCA has total admitted assets of $180,993,189, total liabilities of $58,685,217 and total capital and surplus of $122,307,972 determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities ("SAP"). Based on the audited statutory financial statements for XLCA as of December 31, 2003 filed with the State of New York Insurance Department, XLCA has total admitted assets of $329,701,823, total liabilities of $121,635,535 and total capital and surplus of $208,066,288 determined in accordance with SAP.

   XLCA is regulated by the Superintendent of Insurance of the State of New York. In addition, XLCA is subject to regulation by the insurance laws and regulations of the other jurisdictions in which it is licensed. As a financial guaranty insurance company licensed in the State of New York, XLCA is subject to
Article 69 of the New York Insurance Law, which, among other things, limits the business of each insurer to financial guaranty insurance and related lines, prescribes minimum standards of solvency, including minimum capital requirements, establishes contingency, loss and unearned premium reserve requirements, requires the maintenance of minimum surplus to policyholders and limits the aggregate amount of insurance which may be written and the maximum size of any single risk exposure which may be assumed. XLCA is also required to file detailed annual financial statements with the New York Insurance Department and similar supervisory agencies in each of the other jurisdictions in which it is licensed.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   The information relating to XLCA and its affiliates contained above has been furnished by XLCA. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   CDC IXIS Financial Guaranty North America, Inc. ("CFIGNA") is a monoline financial guaranty insurance company incorporated under the laws of the State of New York, with its principal place of business in New York City.

   The claims-paying ability (also referred to as its financial strength) of CIFGNA is rated "AAA" by Fitch, "Aaa" by Moody's, and "AAA" by Standard and Poor's, the highest rating assigned by each such rating agency. Each rating of CIFGNA should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of CIFGNA and its ability to pay claims on its policies of insurance based upon, among other factors, the adequacy of the net worth maintenance and reinsurance agreements provided by CIFGNA described below. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency. The above ratings are not recommendations to buy, sell or hold CIFGNA insured bonds, and such ratings may be subject to revision or withdrawal at any time by the Rating Agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the CIFGNA insured bonds. CIFGNA does not guarantee the market price of bonds nor does it guaranty that the ratings on bonds will not be revised or withdrawn.

   CIFGNA is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of New York, its state of domicile, and is licensed to do business in over 40 jurisdictions. CIFGNA is subject to Article 69 of the New York Insurance Law which, among other things, limits the business of such insurers to financial guaranty insurance and related lines, requires that each such insurer maintain a minimum surplus to policyholders, establishes contingency, loss and unearned premium reserve requirements for each such insurer, and limits the size of individual transactions ("single risks") and the volume of transactions ("aggregate risks") that may be underwritten by such insurers. Other provisions of the New York Insurance Law applicable to non-life insurance companies such as CIFGNA regulate, among other things, permitted investments, payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings. CIFGNA is required to file quarterly and annual statutory financial statements with the New York State Insurance Department ("NYSID") and is subject to statutory restrictions concerning the types and quality of its investments and the filing and use of policy forms and premium rates. Additionally, CIFGNA's accounts and operations are subject to periodic examination by the NYSID.

   THE INSURANCE PROVIDED BY CIFGNA IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED BY THE INSURANCE LAWS OF THE STATE OF NEW YORK.

   In addition to its capital and surplus as set forth below, CIFGNA is supported by a net worth maintenance agreement from its indirect parent, CDC IXIS Financial Guaranty, a French reinsurance corporation ("CIFG"). The net worth maintenance agreement provides that CIFG will maintain CIFGNA's U.S. statutory capital and surplus at no less than $80 million. In addition, through a facultative reinsurance agreement, CIFGNA may cede up to 90% of its exposure on each transaction to CIFG; however, the facultative reinsurance agreement does not require that CIFG reinsure its exposure under any transaction. CIFG's claims-paying ability is rated "Aaa" by Moodys, "AAA" by Standard & Poor's and "AAA" by Fitch, the highest rating assigned by each such Rating Agency. Notwithstanding these net worth maintenance and reinsurance agreements, the holders of bonds insured by CIFGNA will have direct recourse against CIFGNA only, and neither CIFG nor any other affiliate of CIFGNA will be directly liable to the holders of such bonds.

   The following table sets forth the capitalization of CIFGNA as of September 30, 2004, on the basis of accounting principles prescribed or permitted by the NYSID (in thousands):

            Common capital stock                              $ 19,700
            Gross paid in and contributed surplus              110,925
            Unassigned funds (retained deficit)                (37,406)
                                                             ---------
            Surplus as regards policyholders                  $ 93,219
                                                             =========

   Audited financial statements of CIFGNA as of December 31, 2003, prepared in accordance with statutory accounting principles applicable to insurance companies, may be obtained by writing to CIFGNA at 825 Third Avenue, 6th Floor, New York, New York 10022, Attention: Finance Department. The toll-free telephone number of CIFGNA is (866) CIFG 212.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   In the event of nonpayment of interest or principal, when due, in respect of a bond, a Portfolio Insurer shall make such payment after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers are substantially identical insofar as obligations to an Insured Trust are concerned.

   The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            PORTFOLIO ADMINISTRATION

    The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Evaluator as the Trustee in its sole discretion may deem necessary. The Evaluator, in designating such bonds, will consider a variety of factors, including (a) interest rates, (b) market value and (c) marketability. To the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in the Trust's portfolio will tend to diminish. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

    The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new bonds in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any bond so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the bonds eliminated and the bonds substituted therefor. Except as stated herein and under "Trust Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by the Trust of any bonds other than the bonds initially deposited is not permitted.

    If any default in the payment of principal or interest on any bond occurs and no provision for payment is made therefor either pursuant to the portfolio insurance, or otherwise, within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

                               SPONSOR INFORMATION

     Van Kampen Funds Inc. is the Sponsor of the Trusts. Van Kampen Funds Inc. is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $100 billion under management or supervision as of June 30, 2005. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. As of June 30, 2005, the total stockholders' equity of Van Kampen Funds Inc. was $244,449,453 (unaudited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

     Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

     If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                               TRUSTEE INFORMATION

   The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of, and the certificates issued by the Trusts to, every Unitholder of the Trusts. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in the Trusts.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       TERMINATION OF THE TRUST AGREEMENT

    A Trust may be terminated at any time by consent of Unitholders representing 51% of the Units of the Trust then outstanding or by the Trustee when the value of the Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of bonds.

    A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of the Trust would be reduced to less than 40% of the initial principal amount of the Trust. If the Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser.

    The Trust Agreement provides that the Trust shall terminate upon the redemption, sale or other disposition of the last bond held in the Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement (twentieth anniversary for intermediate term trusts). In the event of termination of the Trust, written notice thereof will be sent by the Trustee to each Unitholder of the Trust at his address appearing on the registration books of the Trust maintained by the Trustee, such notice specifying the time or times at which the Unitholder may surrender his certificate or certificates for cancellation. Within a reasonable time thereafter the Trustee shall liquidate any bonds then held in the Trust and shall deduct from the funds of the Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholders shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

                             DESCRIPTION OF RATINGS

   STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES. A Standard & Poor's long-term debt obligation credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific debt obligation. This opinion of creditworthiness may take into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

   The long-term debt obligation credit ratings are not a recommendation to purchase, sell or hold the debt obligation, inasmuch as they do not comment as to market price or suitability for a particular investor.

   The long-term debt obligation credit ratings are based on current information furnished by the obligor or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   The long-term debt obligation credit ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

     II.  Nature of and provisions of the obligation.

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The credit rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinate obligations, secured and unsecured obligations or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

   AAA--An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A--An obligation rated "A" is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   r--This symbol is attached to the ratings of instruments with significant non-credit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

   N.R.--This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular obligation as a matter of policy.

   MOODY'S INVESTORS SERVICE. Municipal long-term rating scale. Moody's municipal ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

   Municipal ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

   Aaa--Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   Aa--Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   A--Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

   Baa--Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

   Obligations rated "Ba," "B," "Caa," Ca" and "C" are regarded as having significant speculative characteristics. "Ba" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

   General Long-term rating scale. Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

   Aaa--Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Aa--Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. A--Obligations rated A are considered upper-medium grade and are subject to low credit risk. Baa--Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

   Obligations rated "Ba," "B," "Caa," Ca" and "C" are regarded as having significant speculative characteristics. "Ba" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.









                      Contents of Post-Effective Amendment
                            to Registration Statement

           This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet

                                 The prospectus

                                 The signatures

          The Consent of Independent Registered Public Accounting Firm

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen Focus Portfolios, Taxable Income Series 6, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized all in the City of Chicago and State of Illinois on the 22nd day of December, 2005.

                            Van Kampen Focus Portfolios, Taxable Income Series 6
                                                                    (Registrant)

                                                       By  Van Kampen Funds Inc.
                                                                     (Depositor)

                                                             By: John F. Tierney
                                                              Executive Director
                                                                          (Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on December 22, 2005 by the following persons who constitute a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE                             TITLE

Michael P. Kiley                    Managing Director                         )

Edward C. Wood, III                 Managing Director                         )


                                                             /s/ John F. Tierney
                                                                 ---------------
                                                             (Attorney-in-fact*)
--------------------

* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen Unit Trusts, Series 482 (File No. 333-120865) dated January 27, 2005 and the same hereby is incorporated herein by reference.